                                                                    EXHIBIT 99.1


[BOSTON PROPERTIES LOGO]

                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                       FOR THE QUARTER ENDED JUNE 30, 2002

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                                      INDEX
================================================================================

                                                                            PAGE
                                                                            ----
COMPANY BACKGROUND                                                             3
INVESTOR INFORMATION                                                         4-5
FINANCIAL HIGHLIGHTS                                                           6
CONSOLIDATED BALANCE SHEETS                                                    7
CONSOLIDATED INCOME STATEMENTS                                                 8
FUNDS FROM OPERATIONS                                                          9
CAPITAL STRUCTURE                                                             10
DEBT ANALYSIS                                                              11-13
UNCONSOLIDATED JOINT VENTURES                                              14-15
PORTFOLIO OVERVIEW-SQUARE FOOTAGE                                             16
PROPERTY LISTING                                                           17-20
TOP 20 TENANTS                                                                21
PORTFOLIO OVERVIEW-FFO                                                        22
OCCUPANCY ANALYSIS                                                            23
OFFICE PROPERTIES-LEASE EXPIRATION ROLL OUT                                   24
OFFICE/TECHNICAL PROPERTIES-LEASE EXPIRATION ROLL OUT                         25
INDUSTRIAL PROPERTIES-LEASE EXPIRATION ROLL OUT                               26
RETAIL PROPERTIES - LEASE EXPIRATION ROLL OUT                                 27
GRAND TOTAL - OFFICE, OFFICE/TECHNICAL, INDUSTRIAL AND RETAIL
 PROPERTIES                                                                   28
BOSTON AREA LEASE EXPIRATION ROLL OUT                                      29-30
WASHINGTON DC AREA LEASE EXPIRATION ROLL OUT                               31-32
SAN FRANCISCO AREA LEASE EXPIRATION ROLL OUT                               33-34
NEW YORK AREA LEASE EXPIRATION ROLL OUT                                    35-36
PRINCETON AREA LEASE EXPIRATION ROLL OUT                                   37-38
OTHER AREA LEASE EXPIRATION ROLL OUT                                       39-40
HOTEL PERFORMANCE                                                             41
SAME PROPERTY PERFORMANCE                                                     42
IN-SERVICE PROPERTY PERFORMANCE                                               43
CAPITAL EXPENDITURES                                                          44
VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS                           45
VALUE CREATION PIPELINE - DEVELOPMENT                                         46
VALUE CREATION PIPELINE - LAND PARCELS                                        47

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                               COMPANY BACKGROUND
================================================================================

Boston Properties, Inc., a self-administered and self-managed real estate investment trust, is one of the largest owners, managers and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco. Boston Properties was founded in 1970 in Boston, where it maintains its headquarters. The Company acquires, develops and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco and Princeton, New Jersey. Its property portfolio primarily comprises first-class office space and also includes hotels and industrial buildings.

Since the Company's initial offering in June 1997, the Company has acquired 50 properties adding approximately 18.4 million square feet to its portfolio, representing an investment of approximately $4.7 billion, and the Company has delivered 31 development properties adding approximately 6.4 million square feet to its portfolio, representing an investment of approximately $1.4 billion. In addition, the Company is constructing 9 office properties for a total anticipated investment of approximately $1.1 billion. The Company owns or controls land where it can develop an additional 8.9 million square feet.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                              INVESTOR INFORMATION
================================================================================
                              111 Huntington Avenue
                              Boston, MA 02199-7610
                              (617) 236-3300
                              (617) 236-3311 (fax)

          KEY EMPLOYEES:
          Mortimer B. Zuckerman                    Chairman of the Board
          Edward H. Linde                          President, CEO and Director
          Robert E. Burke                          Executive Vice President, Operations
          Douglas T. Linde                         Senior Vice President, CFO and Treasurer


                                     TIMING

     QUARTERLY RESULTS FOR 2002 WILL BE ANNOUNCED ACCORDING TO THE FOLLOWING
                              ANTICIPATED SCHEDULE:

               THIRD QUARTER                          LATE OCTOBER
               FOURTH QUARTER                         LATE JANUARY

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                           COMMON STOCK DATA (NYSE:BXP)
================================================================================

BOSTON PROPERTIES' COMMON STOCK IS TRADED PRIMARILY ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL: BXP. BXP'S COMMON STOCK HAS HAD THE FOLLOWING CHARACTERISTICS (BASED ON NEW YORK STOCK EXCHANGE CLOSING PRICES):

                                                   2ND QUARTER 2002   1ST QUARTER 2002   4TH QUARTER 2001   3RD QUARTER 2001
                                                   ----------------   ----------------   ----------------   ----------------
HIGH PRICE                                         $        41.5500   $        39.8200   $        38.4100   $        41.2600
LOW PRICE                                          $        37.8800   $        35.9800   $        34.3300   $        36.2000
CLOSING PRICE                                      $        39.9500   $        39.4500   $        38.0000   $        38.1300
DIVIDENDS PER SHARE - ANNUALIZED (1)               $           2.44   $           2.32   $           2.32   $           2.32
CLOSING DIVIDEND YIELD - ANNUALIZED                            6.11%              5.88%              6.11%              6.08%
CLOSING SHARES, COMMON UNITS AND PREFERRED
 UNITS (IF CONVERTED) OUTSTANDING (THOUSANDS)               125,017            124,761            124,630            124,644
CLOSING MARKET VALUE OF SHARES AND UNITS
 OUTSTANDING (THOUSANDS)                           $      4,994,429   $      4,921,821   $      4,735,940   $      4,752,676

(1) REFLECTS DIVIDEND INCREASE FROM $0.50 PER SHARE TO $0.61 PER SHARE EFFECTIVE Q2 2002.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                              FINANCIAL HIGHLIGHTS
================================================================================
                          (UNAUDITED AND IN THOUSANDS)

                                                                                         THREE MONTHS ENDED
                                                              ----------------------------------------------------------------------
                                                              JUNE 30, 2002    MARCH 31, 2002  DECEMBER 31, 2001  SEPTEMBER 30, 2001
                                                              -------------    --------------  -----------------  ------------------
INCOME ITEMS:
-------------

    Revenue                                                   $     290,015(1) $      274,320  $         264,964  $       275,959(2)
    Net straight line rent                                    $      12,216    $       14,784  $           9,215  $         6,400
    Lease termination fees                                    $       1,227    $          511  $             397  $         4,857
    Capitalized interest                                      $       5,261    $        7,847  $          12,739  $        14,740
    Net income available to common shareholders
      before net derivative losses (SFAS No.133)              $      58,714    $       55,613  $          56,980  $        65,083
    Funds from operations (FFO) before net derivative
      losses (SFAS No.133) and early surrender lease
      income - basic                                          $     120,263    $      108,820  $         110,942  $       106,108
    Company's share                                           $      98,165    $       88,929  $          90,704  $        86,627
    FFO before net derivative losses (SFAS 133) and after
      early surrender lease income per share - basic          $        1.07    $         0.98  $            1.00  $          0.96
    FFO before net derivative losses (SFAS 133) and after
      early surrender lease income per share - diluted        $        1.02    $         0.93  $            0.95  $          0.91
    Dividends per share                                       $        0.61    $         0.58  $            0.58  $          0.58
    Funds available for distribution (FAD) (3)                $      87,470    $       81,799  $          91,828  $        73,157

RATIOS:
-------

    Interest Coverage Ratio (excluding capitalized interest)
      - cash basis (4)                                                 2.71              2.57               2.81             3.04
    Interest Coverage Ratio (including capitalized interest)
      - cash basis (4)                                                 2.51              2.29               2.31             2.43
    FFO Payout Ratio                                                  59.80%            62.37%             61.05%           63.74%
    FAD Payout Ratio                                                  78.15%            78.92%             70.10%           88.01%

                                                              JUNE 30, 2002    MARCH 31, 2002  DECEMBER 31, 2001  SEPTEMBER 30, 2001
                                                              -------------    --------------  -----------------  ------------------
CAPITALIZATION:
---------------

    Total Debt - Mortgage Notes and Bonds Payable             $   4,415,724    $    4,361,233  $       4,314,942  $     4,245,433
    Price @ Quarter End                                       $     39.9500    $      39.4500  $         38.0000  $       38.1300
    Equity Value @ Quarter End                                $   4,994,429    $    4,921,821  $       4,735,940  $     4,752,676
    Total Market Capitalization                               $   9,410,153    $    9,283,054  $       9,050,882  $     8,998,109
    Debt/Total Market Capitalization                                  46.93%            46.98%             47.67%           47.18%

(1) Includes a refund of $1,300 related to prior years' tax matter.
(2) Includes non-cash early surrender lease income of $12,445.
(3) FAD is defined as FFO after adjustments for second generation lease commissions and tenant improvements, recurring capital expenditures, straight-line rents, preferred dividends and distributions and other non-cash charges.
(4) Amortization of financing costs were $1,346, $1,309, $970 and $960 for the quarters ended June 30, 2002, March 31, 2002, December 31, 2001 and September 30, 2001, respectively. These amounts were not included in the calculation of interest coverage ratio.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                           CONSOLIDATED BALANCE SHEETS
================================================================================
                                 (IN THOUSANDS)

                                                             JUNE 30, 2002   MARCH 31, 2002   DECEMBER 31, 2001  SEPTEMBER 30, 2001
                                                             -------------   --------------   -----------------  ------------------
    ASSETS                                                    (unaudited)      (unaudited)                           (unaudited)
Real estate                                                  $   6,972,779   $    6,573,532   $       6,167,399  $        6,147,543
Development in progress                                            435,125          733,710           1,107,835             984,962
Land held for future development                                   199,681          206,098             182,672             165,475
       Less accumulated depreciation                              (795,852)        (755,156)           (719,854)           (683,029)
                                                             -------------   --------------   -----------------  ------------------
       Total real estate                                         6,811,733        6,758,184           6,738,052           6,614,951
Cash and cash equivalents                                           59,616           71,007              98,067             161,011
Escrows                                                             44,800           45,216              23,000              20,901
Investments in securities                                                -                -               4,297               4,297
Tenant and other receivables, net                                   31,298           36,846              43,546              41,087
Accrued rental income, net                                         146,100          133,885             119,494             110,441
Deferred charges, net                                              148,239          127,948             107,573             104,370
Prepaid expenses and other assets                                   16,081           30,235              20,996              46,303
Investments in unconsolidated joint ventures                       100,804           98,071              98,485              90,160
                                                             -------------   --------------   -----------------  ------------------
            TOTAL ASSETS                                     $   7,358,671   $    7,301,392   $       7,253,510  $        7,193,521
                                                             =============   ==============   =================  ==================
    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
    Mortgage notes and bonds payable                         $   4,415,724   $    4,361,233   $       4,314,942  $        4,245,433
    Unsecured Line of Credit                                             -                -                   -                   -
    Accounts payable and accrued expenses                           52,655           56,125              81,108              71,716
    Dividends and distributions payable                             83,707           79,985              79,561              79,005
    Interest rate contracts                                         11,568            8,635              11,147              32,136
    Accrued interest payable                                        17,635           15,032               9,080              15,679
    Other liabilities                                               65,142           75,465              58,859              52,969
                                                             -------------   --------------   -----------------  ------------------
       Total liabilities                                         4,646,431        4,596,475           4,554,697           4,496,938
                                                             -------------   --------------   -----------------  ------------------

Commitments and contingencies                                            -                -                   -                   -
                                                             -------------   --------------   -----------------  ------------------
Minority interests                                                 825,730          829,687             844,740             847,232
                                                             -------------   --------------   -----------------  ------------------
Series A Convertible Redeemable Preferred Stock,
    liquidation preference $50.00 per share, 2,000,000
    shares issued and outstanding                                  100,000          100,000             100,000             100,000
                                                             -------------   --------------   -----------------  ------------------

Stockholders' Equity:
    Excess stock, $.01 par value, 150,000,000 shares
       authorized, none issued or outstanding
    Common stock, $.01 par value, 250,000,000 shares
       authorized, 91,545,294, 91,137,874, 90,780,591
       and 90,720,477 issued and outstanding, respectively             915              911                 908                 907
    Additional paid-in capital                                   1,821,762        1,809,836           1,789,521           1,784,850
    Dividends in excess of earnings                                (16,152)         (15,084)            (17,669)            (20,296)
    Treasury common stock, at cost                                  (2,722)          (2,722)             (2,722)                  -
    Unearned compensation                                           (3,598)          (3,843)             (2,097)             (2,242)
    Accumulated other comprehensive loss                           (13,695)         (13,868)            (13,868)            (13,868)
                                                             -------------   --------------   -----------------  ------------------
       Total stockholders' equity                                1,786,510        1,775,230           1,754,073           1,749,351
                                                             -------------   --------------   -----------------  ------------------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $   7,358,671   $    7,301,392   $       7,253,510  $        7,193,521
                                                             =============   ==============   =================  ==================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                         CONSOLIDATED INCOME STATEMENTS
================================================================================
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                   THREE MONTHS ENDED
                                                                    ---------------------------------------------
                                                                    30-JUN-02   31-MAR-02   31-DEC-01   30-SEP-01
                                                                    ---------   ---------   ---------   ---------
Revenue:
   Rental
     Base Rent (1)                                                  $ 242,846   $ 229,106   $ 220,701   $ 231,296
     Recoveries from tenants                                           30,112      27,712      26,799      27,277
     Parking and other                                                 12,458      12,096      11,757      12,965
                                                                    ---------   ---------   ---------   ---------
       Total rental revenue                                           285,416     268,914     259,257     271,538
   Development and management services                                  2,289       4,134       3,878       2,805
   Interest and other (2)                                               2,310       1,272       1,829       1,616
                                                                    ---------   ---------   ---------   ---------
       Total revenue                                                  290,015     274,320     264,964     275,959
                                                                    ---------   ---------   ---------   ---------

Expenses:
   Operating                                                           86,866      85,089      83,403      81,259
   General and administrative (3)                                      13,564      11,069       8,663       9,819
   Interest (4)                                                        67,327      63,787      59,730      59,936
   Depreciation and amortization                                       43,796      42,944      40,020      38,315
   Loss on investments in other companies                                   -       4,297           -           -
                                                                    ---------   ---------   ---------   ---------
      Total expenses                                                  211,553     207,186     191,816     189,329
                                                                    ---------   ---------   ---------   ---------
Income before net derivative losses (SFAS No.133),
   minority interests and income from unconsolidated
   joint ventures                                                      78,462      67,134      73,148      86,630
Net derivative losses (SFAS No.133)                                    (4,826)       (303)     (2,080)    (16,620)
Minority interest in property partnerships                                712         471         456         374
Income from unconsolidated joint ventures                               1,659       1,682       1,345         997
                                                                    ---------   ---------   ---------   ---------
Income before minority interest in Operating Partnership               76,007      68,984      72,869      71,381
Minority interest in Operating Partnership (5)                        (19,589)    (18,386)    (19,107)    (18,851)
                                                                    ---------   ---------   ---------   ---------
Income before gain on sale, net of minority interest                   56,418      50,598      53,762      52,530
Gain on sale of real estate, net                                            -           -       2,584           -
                                                                    ---------   ---------   ---------   ---------
Income before discontinued operations                                  56,418      50,598      56,346      52,530
Income from discontinued operations, net of
  minority interest                                                         -         570         582         638
Gain on sale of real estate from discontinued operations,
  net of minority interest                                                  -       5,840           -           -
                                                                    ---------   ---------   ---------   ---------
Income before preferred dividend                                       56,418      57,008      56,928      53,168
Preferred dividend                                                     (1,643)     (1,643)     (1,648)     (1,653)
                                                                    ---------   ---------   ---------   ---------
Net income available to common shareholders                         $  54,775   $  55,365   $  55,280   $  51,515
                                                                    =========   =========   =========   =========

INCOME PER SHARE OF COMMON STOCK (EPS)
==================================================================
   Net income available to common shareholders per share - basic    $    0.60   $    0.61   $    0.61   $    0.57
                                                                    =========   =========   =========   =========
   Net income available to common shareholders per share - diluted  $    0.59   $    0.60   $    0.60   $    0.56
                                                                    =========   =========   =========   =========

(1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenue by $12,216, $14,784, $9,215 and $6,400 for the three months ended June 30, 2002, March 31, 2002, December 31, 2001 and September 30, 2001,
    respectively.
(2) Includes a refund of $1,300 related to prior years' tax matter.
(3) Includes a $2.8 million write-off of leasing costs related to the termination of the lease with Arthur Andersen.
(4) Interest expense is reported net of capitalized interest of $5,261, $7,847, $12,739 and $14,740 for the three months ended June 30, 2002, March 31, 2002, December 31, 2001 and September 30, 2001, respectively.
(5) Equals minority interest percent of 18.37%, 18.28%, 18.24% and 18.36%, respectively of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions for the three months ended June 30, 2002, March 31, 2002, December 31, 2001 and September 30, 2001, respectively.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                              FUNDS FROM OPERATIONS
================================================================================
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                    THREE MONTHS ENDED
                                                                       ---------------------------------------------
                                                                       30-JUN-02   31-MAR-02   31-DEC-01   30-SEP-01
                                                                       ---------   ---------   ---------   ---------
Income from operations before net derivative losses (SFAS No.133),
  minority interests and income from unconsolidated joint ventures     $  78,462   $  67,134   $  73,148   $  86,630
   Add:
     Real estate depreciation and amortization (1)                        45,032      44,499      41,034      39,360
     Income from discontinued operations                                       -         697         712         781
     Income from unconsolidated joint ventures                             1,659       1,682       1,345         997
   Less:
     Net derivative losses (SFAS No.133)                                   4,826         303       2,080      16,620
     Minority property partnership's share of funds from operations          593         719         776         832
     Preferred dividends and distributions                                 8,223       8,400       8,448       8,383
                                                                       ---------   ---------   ---------   ---------
Funds from operations  (FFO)                                             111,511     104,590     104,935     101,933
   Add (subtract):
     Net derivative losses (SFAS No.133)                                   4,826         303       2,080      16,620
     Early surrender lease payments received - contractual basis           3,926       3,927       3,927     (12,445)
                                                                       ---------   ---------   ---------   ---------
FFO before net derivative losses (SFAS No.133) and after early
  surrender lease payments received                                    $ 120,263   $ 108,820   $ 110,942   $ 106,108
                                                                       =========   =========   =========   =========
FFO available to common shareholders before net derivative losses
  (SFAS No. 133) and after early surrender lease payments received (3) $  98,165   $  88,929   $  90,704   $  86,627
                                                                       =========   =========   =========   =========
FFO per share before net derivative losses (SFAS No.133) and after
  cash basis early surrender lease income - basic                      $    1.07   $    0.98   $    1.00   $    0.96
                                                                       =========   =========   =========   =========
   Weighted average shares outstanding - basic                            91,357      90,932      90,737      90,519
                                                                       =========   =========   =========   =========
FFO per share before net derivative losses (SFAS No.133) and after
  early surrender lease payments received - diluted                    $    1.02   $    0.93   $    0.95   $    0.91
                                                                       =========   =========   =========   =========
FFO per share after net derivative losses (SFAS No.133) and before
  early surrender lease payments received - diluted                    $    0.95   $    0.90   $    0.90   $    0.87
                                                                       =========   =========   =========   =========
   Weighted average shares outstanding - diluted                         105,982     105,768     105,577     105,812
                                                                       =========   =========   =========   =========

                 RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS
================================================================================

                                                                                   June 30, 2002              March 31, 2002
                                                                           ---------------------------------------------------------
                                                                             Income         Shares          Income         Shares
                                                                           (Numerator)   (Denominator)   (Numerator)   (Denominator)
                                                                           -----------   -------------   -----------   -------------
Basic FFO before net derivative losses (SFAS No.133) and
   after early surrender lease income                                      $   120,263         111,923   $   108,820         111,272
Effect of Dilutive Securities
   Convertible Preferred Units                                                   6,580          10,342         6,757          10,823
   Convertible Preferred Stock                                                   1,643           2,625         1,643           2,625
   Stock Options and other                                                           -           1,659             -           1,387
                                                                           -----------   -------------   -----------   -------------
Diluted FFO before net derivative losses (SFAS No.133) and
   after early surrender lease payments received                           $   128,486         126,549   $   117,220         126,107
                                                                           ===========   =============   ===========   =============
Company's share of diluted FFO before net derivative losses (SFAS 133)
   and after early surrender lease payments received (2)                   $   107,605         105,982   $    98,314         105,768
                                                                           ===========   =============   ===========   =============
FFO per share before net derivative losses (SFAS No.133) and
   after early surrender lease payments received - basic                   $      1.07                   $      0.98
                                                                           ===========                   ===========
FFO per share before net derivative losses (SFAS No.133) and
   after early surrender lease payments received - diluted                 $      1.02                   $      0.93
                                                                           ===========                   ===========

                                                                                December 31, 2001            September 30, 2001
                                                                           ---------------------------------------------------------
                                                                              Income         Shares        Income          Shares
                                                                           (Numerator)   (Denominator)   (Numerator)   (Denominator)
                                                                           -----------   -------------   -----------   -------------
Basic FFO before net derivative losses (SFAS No.133) and
   after early surrender lease income                                      $   110,942         110,982   $   106,108         110,876
Effect of Dilutive Securities
   Convertible Preferred Units                                                   6,800          11,011         6,730          11,011
   Convertible Preferred Stock                                                   1,648           2,625         1,653           2,625
   Stock Options and other                                                           -           1,205             -           1,657
                                                                           -----------   -------------   -----------   -------------
Diluted FFO before net derivative losses (SFAS No.133) and
   after early surrender lease payments received                           $   119,390         125,823   $   114,491         126,169
                                                                           ===========   =============   ===========   =============
Company's share of diluted FFO before net derivative losses (SFAS 133)
   and after early surrender lease payments received (2)                   $   100,179         105,577   $    96,017         105,812
                                                                           ===========   =============   ===========   =============
FFO per share before net derivative losses (SFAS No.133) and
   after early surrender lease payments received - basic                   $      1.00                   $      0.96
                                                                           ===========                   ===========
FFO per share before net derivative losses (SFAS No.133) and
   after early surrender lease payments received - diluted                 $      0.95                   $      0.91
                                                                           ===========                   ===========

(1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $1,947, $2,187, $1,380 and $1,394 less corporate related depreciation of $711, $632, $576 and $552 for the three months ended June 30, 2002, March 31, 2002, December 31, 2001 and September 30, 2001,
    respectively.
(2) Based on weighted average shares for the quarter. Company's share for the quarter ended June 30, 2002, March 31, 2002, December 31, 2001 and September 30, 2001 was 81.63%, 81.72%, 81.79% and 81.64%, respectively.
(3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended June 30, 2002, March 31, 2002, December 31, 2001 and September 30, 2001 was 83.75%, 83.87%, 83.91% and 83.87%, respectively.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                                CAPITAL STRUCTURE
================================================================================

                                      DEBT
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                                        AGGREGATE PRINCIPAL
                                                           JUNE 30, 2002
                                                        -------------------
Mortgage Notes and Bonds Payable                        $         4,415,724

Unsecured Line of Credit                                                  -
                                                        -------------------
Total Debt (1)                                          $         4,415,724
                                                        ===================

(1) Does not include joint venture debt outstanding. See page 15 for detailed joint venture information.

                                     EQUITY
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                                                  COMMON
                                            SHARES & UNITS         STOCK
                                             OUTSTANDING        EQUIVALENTS     EQUIVALENT (1)
                                            --------------      -----------     --------------
Common Stock                                        91,545           91,545     $    3,657,223
Preferred Stock                                      2,000            2,625            104,869
Operating Partnership Units                         20,513           20,513            819,494
Preferred Operating Partnership Units                8,666           10,334            412,843
                                                                -----------     --------------
Total Equity                                                        125,017     $    4,994,429
                                                                ===========     ==============
Total Market Capitalization                                                     $    9,410,153
                                                                                ==============

     (1) Value based on June 30, 2002 closing price of $39.95

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                                  DEBT ANALYSIS
================================================================================

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                 2002       2003         2004         2005         2006        THEREAFTER       TOTAL
              ---------   ---------   ---------    ---------    ---------     ------------   -----------
Amount        $ 273,811   $ 886,371   $ 339,001    $ 277,880    $ 284,516     $  2,354,145   $ 4,415,724
Average Rate       3.91%       5.59%       4.96%        7.05%        7.79%            7.11%         6.48%

                  UNSECURED LINE OF CREDIT - DUE MARCH 31, 2003
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                   OUTSTANDING       LETTERS OF      REMAINING
                FACILITY            @6/30/02           CREDIT         CAPACITY
               ----------          -----------       ----------      ----------
               $  605,000          $         -       $    3,470      $  601,530

                       UNSECURED AND SECURED DEBT ANALYSIS
--------------------------------------------------------------------------------

                                            WEIGHTED         WEIGHTED AVERAGE
                        % OF DEBT         AVERAGE RATE           MATURITY
                        ---------         ------------       ----------------
Unsecured Debt               0.00%                0.00%                    0.8 years
Secured Debt               100.00%                6.48%                    5.0 years
                        ---------         ------------       ----------------
Total Debt                 100.00%                6.48%                    5.0 years
                        =========         ============       ================

                      FLOATING AND FIXED RATE DEBT ANALYSIS
--------------------------------------------------------------------------------

                                            WEIGHTED         WEIGHTED AVERAGE
                        % OF DEBT         AVERAGE RATE           MATURITY
                        ---------         ------------       ----------------
Floating Rate Debt          22.40%                3.70%                    1.0 years
Fixed Rate Debt             77.60%                7.28%                    6.2 years
                        ---------         ------------       ----------------
Total Debt                 100.00%                6.48%                    5.0 years
                        =========         ============       ================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
================================================================================
                                 (IN THOUSANDS)

                     PROPERTY                    2002 (1)       2003         2004         2005       2006     THEREAFTER     TOTAL
----------------------------------------------- ----------   ----------   ----------  -----------  ---------  ----------  ----------
Citigroup Center                                $    2,731   $    5,763   $    6,191  $     6,651  $   7,145  $  490,928  $  519,409
5 Times Square                                           -      351,009            -            -          -           -     351,009
Embarcadero Center One, Two and Federal Reserve      2,139        4,498        4,809        5,141      5,496     284,789     306,872
Prudential Center                                    1,659        4,299        4,591        4,919      5,256     265,325     286,049
280 Park Avenue                                      1,322        2,800        3,022        3,261      3,519     252,592     266,516
599 Lexington Avenue                                     -            -            -      225,000          -           -     225,000
111 Huntington Avenue                              196,245            -            -            -          -           -     196,245
Times Square Tower                                       -            -      170,751            -          -           -     170,751
Embarcadero Center Four                              1,560        3,315        3,544        3,797      4,061     134,058     150,335
875 Third Avenue                                       988      146,766            -            -          -           -     147,754
Embarcadero Center Three                             1,050        2,206        2,351        2,506      2,671     132,726     143,510
Two Independence Square                                642      113,808            -            -          -           -     114,450
Riverfront Plaza                                     1,081        2,720        2,905        3,104      3,314      98,867     111,991
Democracy Center                                       866        1,828        1,961        2,103      2,257      96,150     105,165
Embarcadero Center West Tower                          689        1,449        1,546        1,649     90,416           -      95,749
100 East Pratt Street                                  871        1,836        1,964        2,100      2,246      80,511      89,528
601 and 651 Gateway Boulevard                          388          826          899          977      1,062      84,721      88,873
One Independence Square                                  -       75,000            -            -          -           -      75,000
Reservoir Place                                      1,356        2,859        3,061        3,279     60,067           -      70,622
One & Two Reston Overlook                              386          818       65,908            -          -           -      67,112
2300 N Street                                            -       66,000            -            -          -           -      66,000
202, 206 & 214 Carnegie Center                         288          610          663          719        780      59,061      62,121
New Dominion Technology Park, Building One              40          102           91          654      1,282      55,420      57,589
Capital Gallery                                        608        1,293        1,404        1,524     50,651           -      55,480
Waltham Weston Corporate Center                          -            -       53,601            -          -           -      53,601
504, 506 & 508 Carnegie Center                         379          979        1,052        1,136      1,221      42,229      46,996

     (1) Represents the period from July 1, 2002 through December 31, 2002.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
================================================================================
                                 (IN THOUSANDS)

             PROPERTY                            2002 (1)        2003        2004         2005        2006    THEREAFTER    TOTAL
----------------------------------------------- ----------   ----------   ----------  -----------  ---------  ----------  ----------
10 & 20 Burlington Mall Road                           353          641          688          741        795      36,444      39,662
10 Cambridge Center                                    219          559          607          659        715      32,213      34,972
1301 New York Avenue                                   574        1,217        1,315        1,417      1,531      25,061      31,115
Sumner Square                                          228          481          518          557        599      27,581      29,964
2600 Tower Oaks Boulevard                           29,457            -            -            -          -           -      29,457
Quorum Office Park                                       -       29,041            -            -          -           -      29,041
Eight Cambridge Center                                 243          516          557          601        649      25,188      27,754
510 Carnegie Center                                    211          547          588          635        683      24,255      26,919
Lockheed Martin Building                               284          601          641          685        732      22,581      25,524
Orbital Sciences - Phase I                          25,473            -            -            -          -           -      25,473
University Place                                       259          655          702          752        806      21,203      24,377
Reston Corporate Center                                271          574          612          654        698      21,268      24,077
Orbital Sciences - Phase II                              -       23,611            -            -          -           -      23,611
191 Spring Street                                      161          407          443          482     20,773           -      22,266
Bedford Business Park                                  249          634          690          751        818      17,749      20,891
NIMA Building                                          234          497          530          566        604      18,430      20,861
40 Shattuck Road                                         -       15,818            -            -          -           -      15,818
Shaws Supermarket                                        -       12,080            -            -          -           -      12,080
101 Carnegie Center                                    137          348          375          406      6,622           -       7,888
Montvale Center                                         75          160          173          189      6,762           -       7,359
302 Carnegie Center                                      -        6,969            -            -          -           -       6,969
Hilltop Business Center                                 75          187          200          214        230       4,581       5,487
201 Carnegie Center                                     20           44           48           51         55         214         432
                                                ----------   ----------   ----------  -----------  ---------  ----------  ----------
                                                $  273,811   $  886,371   $  339,001  $   277,880  $ 284,516  $2,354,145  $4,415,724
                                                ==========   ==========   ==========  ===========  =========  ==========  ==========

     (1) Represents the period from July 1, 2002 through December 31, 2002.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                          UNCONSOLIDATED JOINT VENTURES
================================================================================

                     MISCELLANEOUS BALANCE SHEET INFORMATION
--------------------------------------------------------------------------------
                          (UNAUDITED AND IN THOUSANDS)
                               AS OF JUNE 30, 2002

                                               ONE       MARKET                        140           265
                                             FREEDOM     SQUARE       METROPOLITAN   KENDRICK      FRANKLIN
                                             SQUARE       NORTH          SQUARE       STREET        STREET
                                            --------  -------------   ------------   ---------   -----------
Total Equity (1)                            $    113  $      13,957   $     31,906   $   5,718   $    20,974
                                            ========  =============   ============   =========   ===========

Mortgage/Construction loans payable (1)     $ 19,037  $      49,012   $     70,104   $  14,130   $    18,900
                                            ========  =============   ============   =========   ===========

BXP's nominal ownership percentage             25.00%         50.00%         51.00%      25.00%        35.00%
                                            ========  =============   ============   =========   ===========

                                                             901           TWO
                                             DISCOVERY    NEW YORK       FREEDOM
                                             SQUARE (2)    AVENUE (2)   SQUARE (2)  COMBINED
                                            -----------   -----------   ---------   --------
Total Equity (1)                            $     7,443   $    13,628   $   7,065   $100,804
                                            ===========   ===========   =========   ========

Mortgage/Construction loans payable (1)     $    28,102   $        --   $  27,532   $226,817
                                            ===========   ===========   =========   ========

BXP's nominal ownership percentage                50.00%        25.00%      50.00%
                                            ===========   ===========   =========

                              RESULTS OF OPERATIONS
--------------------------------------------------------------------------------
                    FOR THE THREE MONTHS ENDED JUNE 30, 2002

                                                ONE             MARKET                              140               265
                                              FREEDOM           SQUARE         METROPOLITAN       KENDRICK          FRANKLIN
                                               SQUARE           NORTH            SQUARE            STREET            STREET
                                            ------------    --------------    --------------   --------------    -------------
REVENUE

Total revenue                               $      3,665    $        5,133    $        6,021   $        2,692    $       2,744
                                            ------------    --------------    --------------   --------------    -------------

EXPENSES
Operating                                            921             1,514             1,901              384            1,087
                                            ------------    --------------    --------------   --------------    -------------

NET OPERATING INCOME                               2,744             3,619             4,120            2,308            1,657

Interest                                           1,482             1,894             2,857            1,067              508
Depreciation and amortization                        744               630             1,202              350              669
                                            ------------    --------------    --------------   --------------    -------------

NET INCOME                                  $        518    $        1,095    $           61   $          891    $         480
                                            ============    ==============    ==============   ==============    =============
BXP's share of net income                   $        150(4) $          548    $           31   $          311(4) $         168
                                            ============    ==============    ==============   ==============    =============
BXP's share of Funds from Operations        $        631(4) $          863    $          644   $          470(4) $         402
                                            ============    ==============    ==============   ==============    =============

                                                                901            TWO
                                             DISCOVERY       NEW YORK        FREEDOM
                                             SQUARE (2)      AVENUE (2)      SQUARE (2)      COMBINED
                                            ------------    ------------    -----------    -----------
REVENUE

Total revenue                               $      1,926    $          -    $         -    $    22,181(3)
                                            ------------    ------------    -----------    -----------

EXPENSES
Operating                                            516               -              -          6,323
                                            ------------    ------------    -----------    -----------

NET OPERATING INCOME                               1,410               -              -         15,858

Interest                                             218               -              -          8,026
Depreciation and amortization                        291               -              -          3,886
                                            ------------    ------------    -----------    -----------

NET INCOME                                  $        901    $          -    $         -    $     3,946
                                            ============    ============    ===========    ===========
BXP's share of net income                   $        451    $          -    $         -    $     1,659
                                            ============    ============    ===========    ===========
BXP's share of Funds from Operations        $        596    $          -    $         -    $     3,606
                                            ============    ============    ===========    ===========

(1) Represents the Company's share.
(2) Property is currently under development.
(3) The impact of the straight-line rent adjustment increased revenue by $1,752 for the three months ended June 30, 2002.
(4) Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreements.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                 UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)
================================================================================

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                     2002        2003          2004         2005         2006       THEREAFTER        TOTAL
                    ------     --------      --------      -------      -------     ----------      ---------
Amount              $  819     $ 48,852      $ 29,532      $ 2,165      $ 2,342     $  143,107      $ 226,817
Average Rate          7.87%        3.55%         3.97%        7.89%        7.89%          7.94%          6.47%

                      FLOATING AND FIXED RATE DEBT ANALYSIS
--------------------------------------------------------------------------------

                                               WEIGHTED        WEIGHTED AVERAGE
                            % OF DEBT        AVERAGE RATE          MATURITY
                            ---------        ------------      ----------------
Floating Rate Debt              32.86%               3.49%                  1.6  years
Fixed Rate Debt                 67.14%               7.93%                  8.6  years
                            ---------        ------------      ----------------
Total Debt                     100.00%               6.47%                  6.3  years
                            =========        ============      ================

               DEBT MATURITIES AND PRINCIPAL PAYMENTS BY PROPERTY
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

         PROPERTY                2002        2003          2004         2005         2006     THEREAFTER        TOTAL
--------------------------      ------     --------      --------      -------      -------   ----------      ---------
Metropolitan Square (1)         $  277     $    704      $    764      $   830      $   901   $   66,628      $  70,104
Market Square North (2)            375          795           858          927        1,001       45,056         49,012
Discovery Square (2)                 -       28,102             -            -            -            -         28,102
Two Freedom Square (2)               -            -        27,532            -            -            -         27,532
One Freedom Square (3)              98          205           221          239          258       18,016         19,037
265 Franklin Street (4)              -       18,900             -            -            -            -         18,900
140 Kendrick Street (3)             69          146           157          169          182       13,407         14,130
                                ------     --------      --------      -------      -------   ----------      ---------
                                $  819     $ 48,852      $ 29,532      $ 2,165      $ 2,342   $  143,107      $ 226,817
                                ======     ========      ========      =======      =======   ==========      =========

(*) All amounts represent the Company's share.
(1) Boston Properties has a 51% interest in this property.
(2) Boston Properties has a 50% interest in this property.
(3) Boston Properties has a 25% interest in this property.
(4) Boston Properties has a 35% interest in this property.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                       PORTFOLIO OVERVIEW - SQUARE FOOTAGE
================================================================================

 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY
--------------------------------------------------------------------------------

      GEOGRAPHIC AREA             OFFICE (1)       OFFICE/TECHNICAL    INDUSTRIAL      TOTAL       % OF TOTAL
-----------------------------     ----------       ----------------    ----------   -----------    ----------
Greater Boston                     7,474,309 (2)            545,206      152,009     8,171,524        26.48%
Greater Washington                 6,838,236 (3)            843,639            -     7,681,875        24.90%
Greater San Francisco              4,452,622                144,366      280,213     4,877,201        15.81%
Midtown Manhattan                  5,571,905                      -            -     5,571,905        18.06%
Princeton/East Brunswick, NJ       2,316,944                      -            -     2,316,944         7.51%
Baltimore, MD                      1,176,029                      -            -     1,176,029         3.81%
Richmond, VA                         900,586                      -            -       900,586         2.92%
Bucks County, PA                           -                      -      161,000       161,000         0.52%
                                  ----------             ----------    ---------    ----------     ---------
                                  28,730,631              1,533,211      593,222    30,857,064       100.00%
                                  ==========             ==========    =========    ==========     =========
% of Total                             93.11%                  4.97%        1.92%       100.00%

                                HOTEL PROPERTIES
--------------------------------------------------------------------------------

                                                       NUMBER OF      SQUARE
HOTEL PROPERTIES                                         ROOMS         FEET
----------------                                       ---------      -------
 Long Wharf Marriott, Boston, MA                            402       420,000
 Cambridge Center Marriott, Cambridge, MA                   431       330,400
 Residence Inn by Marriott, Cambridge, MA                   221       187,474
                                                       --------       -------
Total Hotel Properties                                    1,054       937,874
                                                       ========       =======

                               STRUCTURED PARKING
--------------------------------------------------------------------------------

                                                    NUMBER OF      SQUARE
                                                      SPACES        FEET
                                                    ---------    ---------
TOTAL STRUCTURED PARKING                              18,484     6,017,423
                                                    =========    =========

(1) Includes retail square footage of approximately 1,100,000.
(2) Includes 343,913 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.
(3) Includes 410,308 square feet at One Freedom Square which is 25% owned by Boston Properties, 587,217 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 181,019 square feet at Discovery Square which is 50% owned by Boston Properties.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                           IN-SERVICE PROPERTY LISTING
================================================================================
                               AS OF JUNE 30, 2002

                                                                                                                          ANNUALIZED
                                                                                                                             REVENUE
                                                                                   NUMBER OF                                     PER
                                                              SUB MARKET           BUILDINGS   SQUARE FEET   OCCUPIED %  OCCUPIED SF
                                                    ----------------------------   ---------   -----------   ----------  -----------
GREATER BOSTON
Office
    800 Boylston Street - The Prudential Center       CBD Boston MA                    1         1,175,218        92.6%  $     38.57
 (1)111 Huntington Avenue - The Prudential Center     CBD Boston MA                    1           859,484        95.1%        45.47
    101 Huntington Avenue - The Prudential Center     CBD Boston MA                    1           510,983        98.0%        39.20
 (2)The Shops at the Prudential Center                CBD Boston MA                    1           559,666        88.8%        41.39
    265 Franklin Street (35% ownership)               CBD Boston MA                    1           343,913        67.4%        54.75
    One Cambridge Center                              East Cambridge MA                1           215,385        93.0%        43.88
    Three Cambridge Center                            East Cambridge MA                1           107,484       100.0%        28.05
    Eight Cambridge Center                            East Cambridge MA                1           177,226       100.0%        31.76
    Ten Cambridge Center                              East Cambridge MA                1           152,664       100.0%        33.96
    Eleven Cambridge Center                           East Cambridge MA                1            79,616       100.0%        42.75
    University Place                                  Mid-Cambridge MA                 1           195,282       100.0%        34.72
    Reservoir Place                                   Route 128 Mass Turnpike MA       1           522,760        80.8%        35.38
    204 Second Avenue                                 Route 128 Mass Turnpike MA       1            40,974        80.0%        30.79
    140 Kendrick Street (25% ownership)               Route 128 Mass Turnpike MA       3           380,987       100.0%        27.95
    170 Tracer Lane                                   Route 128 Mass Turnpike MA       1            73,203        55.1%        34.77
    Waltham Office Center                             Route 128 Mass Turnpike MA       3           130,209        94.8%        29.77
    195 West Street                                   Route 128 Mass Turnpike MA       1            63,500       100.0%        46.35
    200 West Street                                   Route 128 Mass Turnpike MA       1           248,048       100.0%        34.46
    10 & 20 Burlington Mall Road                      Route 128 Northwest MA           2           156,416        86.4%        29.80
    Bedford Business Park                             Route 128 Northwest MA           1            90,000       100.0%        20.55
    32 Hartwell Avenue                                Route 128 Northwest MA           1            69,154       100.0%        29.09
    91 Hartwell Avenue                                Route 128 Northwest MA           1           121,215        86.4%        33.93
    92 Hayden Avenue                                  Route 128 Northwest MA           1            31,100       100.0%        51.71
    100 Hayden Avenue                                 Route 128 Northwest MA           1            55,924       100.0%        33.13
    33 Hayden Avenue                                  Route 128 Northwest MA           1            79,564       100.0%        39.03
    Lexington Office Park                             Route 128 Northwest MA           2           167,293        86.7%        29.54
    191 Spring Street                                 Route 128 Northwest MA           1           162,700       100.0%        30.86
    181 Spring Street                                 Route 128 Northwest MA           1            53,595       100.0%        36.41
    201 Spring Street                                 Route 128 Northwest MA           1           102,500       100.0%        32.37
 (1)40 Shattuck Road                                  Route 128 Northwest MA           1           119,499        83.3%        26.98
 (1)Quorum Office Park                                Route 128 Northwest MA           2           259,918       100.0%        17.60
    Newport Office Park                               Route 128 South MA               1           168,829       100.0%        24.16
                                                                                   ---------   -----------   ---------   -----------
                                                                                      39         7,474,309        92.5%  $     36.42
                                                                                   ---------   -----------   ---------   -----------
Office/Technical
    Fourteen Cambridge Center                         East Cambridge MA                1            67,362       100.0%        19.48
    Bedford Business Park                             Route 128 Northwest MA           2           383,704       100.0%        14.46
    17 Hartwell Avenue                                Route 128 Northwest MA           1            30,000       100.0%        10.25
    164 Lexington Road                                Route 128 Northwest MA           1            64,140       100.0%         9.51
                                                                                   ---------   -----------   ---------   -----------
                                                                                       5           545,206       100.0%  $     14.27
                                                                                   ---------   -----------   ---------   -----------
Industrial
    40-46 Harvard Street                              Route 128 Southwest MA           1           152,009       100.0%  $      7.54
                                                                                   ---------   -----------   ---------   -----------
                                                    Total Greater Boston:             45         8,171,524        93.2%  $     34.26
                                                                                   =========   ===========   =========   ===========

 (1) Not included in same property analysis
 (2) 93,852 square feet of space added in Q2 2002 is not included in the same property analysis.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                           IN-SERVICE PROPERTY LISTING
================================================================================
                               AS OF JUNE 30, 2002

                                                                                                                ANNUALIZED
                                                                                                                   REVENUE
                                                                         NUMBER OF                                     PER
                                                 SUB MARKET              BUILDINGS   SQUARE FEET   OCCUPIED %  OCCUPIED SF
                                            -------------------------   ----------   -----------   ----------  -----------
GREATER WASHINGTON, DC
Office
    2300 N Street                             West End Washington DC         1           276,930        98.7%  $     53.45
    One Independence Square                   Southwest Washington DC        1           337,794       100.0%        40.65
    Two Independence Square                   Southwest Washington DC        1           579,665       100.0%        37.96
    Capital Gallery                           Southwest Washington DC        1           396,894       100.0%        36.21
    500 E Street, N. W.                       Southwest Washington DC        1           242,769       100.0%        32.39
    Metropolitan Square (51% ownership)       East End Washington DC         1           587,217        97.0%        37.96
    1301 New York Avenue                      East End Washington DC         1           188,358       100.0%        30.34
    Market Square North (50% ownership)       East End Washington DC         1           401,279       100.0%        44.26
    Sumner Square                             CBD Washington DC              1           207,620       100.0%        34.07
    Decoverly Two                             Montgomery County MD           1            77,747       100.0%        23.55
    Decoverly Three                           Montgomery County MD           1            77,040       100.0%        25.20
    Democracy Center                          Montgomery County MD           3           681,452        91.5%        29.20
    Montvale Center                           Montgomery County MD           1           120,823        89.7%        23.12
 (1)2600 Tower Oaks Boulevard                 Montgomery County MD           1           178,869        97.8%        32.04
 (2)Orbital Sciences Campus                   Loudoun County                 3           337,228       100.0%        22.96
    The Arboretum                             Fairfax County VA              1            95,584       100.0%        25.71
    One Freedom Square (25% ownership)        Fairfax County VA              1           410,308       100.0%        33.26
    One Reston Overlook                       Fairfax County VA              1           312,685       100.0%        22.15
    Two Reston Overlook                       Fairfax County VA              1           131,594        77.4%        32.37
 (1)One Discovery Square (50% ownership)      Fairfax County VA              1           181,019       100.0%        35.61
    New Dominion Technology Park              Fairfax County VA              1           235,201       100.0%        27.19
    Reston Corporate Center                   Fairfax County VA              2           261,046       100.0%        31.09
    Lockheed Martin Building                  Fairfax County VA              1           255,244       100.0%        41.67
    NIMA Building                             Fairfax County VA              1           263,870       100.0%        45.57
                                                                        ----------   -----------   ---------   -----------
                                                                            29         6,838,236        98.2%  $     34.64
                                                                        ----------   -----------   ---------   -----------
Office/Technical
    Sugarland Business Park, Building One     Fairfax County VA              1            52,797       100.0%        22.57
    Sugarland Business Park, Building Two     Fairfax County VA              1            59,215        54.0%        21.15
    7435 Boston Boulevard                     Fairfax County VA              1           103,557        82.3%        14.74
    7451 Boston Boulevard                     Fairfax County VA              1            47,001        66.1%        15.39
    7450 Boston Boulevard                     Fairfax County VA              1            62,402       100.0%        16.81
    7374 Boston Boulevard                     Fairfax County VA              1            57,321       100.0%        13.90
    8000 Grainger Court                       Fairfax County VA              1            90,465       100.0%        13.98
    7500 Boston Boulevard                     Fairfax County VA              1            79,971       100.0%        14.89
    7501 Boston Boulevard                     Fairfax County VA              1            75,756       100.0%        23.55
    7601 Boston Boulevard                     Fairfax County VA              1           103,750       100.0%        14.28
    7375 Boston Boulevard                     Fairfax County VA              1            26,865        87.1%        16.47
    8000 Corporate Court                      Fairfax County VA              1            52,539       100.0%         9.80
 (1)7300 Boston Boulevard                     Fairfax County VA              1            32,000       100.0%        20.25
                                                                        ----------   -----------   ---------   -----------
                                                                            13           843,639        92.3%  $     16.33
                                                                        ----------   -----------   ---------   -----------

                                            Total Greater Washington:       42         7,681,875        97.5%  $     32.74
                                                                        ==========   ===========   =========   ===========

    (1)  Not included in same property analysis
    (2) One of three buildings totaling 160,502 square feet is not included in the same property analysis

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                           IN-SERVICE PROPERTY LISTING
================================================================================
                               AS OF JUNE 30, 2002

                                                                                                                  ANNUALIZED
                                                                                                                     REVENUE
                                                                           NUMBER OF                                     PER
                                                SUB MARKET                 BUILDINGS   SQUARE FEET   OCCUPIED %  OCCUPIED SF
                                   ------------------------------------   ----------   -----------   ----------  -----------
MIDTOWN MANHATTAN
Office
    599 Lexington Avenue             Park Avenue NY                           1         1,017,639        99.0%  $     58.75
    280 Park Avenue                  Park Avenue NY                           1         1,166,777        98.6%        51.32
 (1)Citigroup Center                 Park Avenue NY                           1         1,575,744        99.9%        55.51
 (1)5 Times Square                   Times Square NY                          1         1,099,754        97.5%        48.95
    875 Third Avenue                 East Side NY                             1           711,991        95.3%        53.71
                                                                         ----------   -----------   ---------   -----------
                                   Total Midtown Manhattan:                   5         5,571,905        98.4%  $     53.72
                                                                         ==========   ===========   =========   ===========
PRINCETON/EAST BRUNSWICK, NJ
Office
 101 Carnegie Center                 Princeton NJ                             1           123,659       100.0%  $     27.45
 104 Carnegie Center                 Princeton NJ                             1           102,830        85.2%        31.59
 105 Carnegie Center                 Princeton NJ                             1            69,648       100.0%        28.80
 201 Carnegie Center                 Princeton NJ                             -             6,500       100.0%        24.04
 202 Carnegie Center                 Princeton NJ                             1           128,705       100.0%        29.66
 210 Carnegie Center                 Princeton NJ                             1           161,112       100.0%        29.95
 211 Carnegie Center                 Princeton NJ                             1            47,025       100.0%        24.32
 212 Carnegie Center                 Princeton NJ                             1           148,233       100.0%        31.10
 214 Carnegie Center                 Princeton NJ                             1           152,214        96.4%        29.32
 206 Carnegie Center                 Princeton NJ                             1           161,763       100.0%        28.10
 302 Carnegie Center                 Princeton NJ                             1            65,135        85.5%        29.96
 502 Carnegie Center                 Princeton NJ                             1           116,374        95.3%        30.69
 510 Carnegie Center                 Princeton NJ                             1           234,160       100.0%        24.81
 504 Carnegie Center                 Princeton NJ                             1           121,990       100.0%        26.94
 506 Carnegie Center                 Princeton NJ                             1           135,624        56.4%        30.35
 508 Carnegie Center                 Princeton NJ                             1           131,085       100.0%        24.78
 One Tower Center                    East Brunswick NJ                        1           410,887        71.4%        32.07
                                                                         ----------   -----------   ---------   -----------
                                   Total Princeton/East Brunswick, NJ:       16         2,316,944        90.8%  $     28.85
                                                                         ==========   ===========   =========   ===========

GREATER SAN FRANCISCO
Office
 Embarcadero Center One              CBD San Francisco CA                     1           833,117        96.3%  $     43.74
 Embarcadero Center Two              CBD San Francisco CA                     1           780,441        86.7%        47.97
 Embarcadero Center Three            CBD San Francisco CA                     1           773,719        96.8%        43.09
 Embarcadero Center Four             CBD San Francisco CA                     1           935,877        94.5%        63.17
 Federal Reserve                     CBD San Francisco CA                     1           149,592       100.0%        49.43
 West Tower                          CBD San Francisco CA                     1           473,427        98.9%        50.36
 The Gateway                         South San Francisco CA                   2           506,449        85.5%        38.42
                                                                         ----------   -----------   ---------   -----------
                                                                              8         4,452,622        93.5%  $     48.83
                                                                         ----------   -----------   ---------   -----------
Office/Technical
                                                                         ----------   -----------   ---------   -----------
 Hilltop Office Center               South San Francisco CA                   9           144,366        82.8%  $     15.36
                                                                         ----------   -----------   ---------   -----------
Industrial
 560 Forbes Blvd                     South San Francisco CA                   1            40,000       100.0%        10.30
 430 Rozzi Place                     South San Francisco CA                   1            20,000       100.0%        11.66
 2391 West Winton                    Hayward CA                               1           220,213       100.0%         4.78
                                                                         ----------   -----------   ---------   -----------
                                                                              3           280,213       100.0%  $      6.06
                                                                         ----------   -----------   ---------   -----------

                                   Total Greater San Francisco:              20         4,877,201        93.6%  $     45.33
                                                                         ==========   ===========   =========   ===========

(1)  Not included in same property analysis

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                           IN-SERVICE PROPERTY LISTING
================================================================================
                               AS OF JUNE 30, 2002

                                                                                                                   ANNUALIZED
                                                                                                                      REVENUE
                                                                            NUMBER OF                                     PER
                                                 SUB MARKET                 BUILDINGS   SQUARE FEET   OCCUPIED %  OCCUPIED SF
                                       ---------------------------------   ----------   -----------   ----------  -----------
BALTIMORE, MD
Office
     Candler Building                   Baltimore MD                            1           540,706        97.3%  $     18.83
     100 East Pratt Street              Baltimore MD                            1           635,323        98.2%        31.54
                                                                           ----------   -----------   ---------   -----------
                                       Total Baltimore, MD:                     2         1,176,029        97.8%  $     25.73
                                                                           ==========   ===========   =========   ===========

RICHMOND, VA
Office
     Riverfront Plaza                   Richmond VA                             1           900,586        93.1%  $     23.76
                                                                           ==========   ===========   =========   ===========

BUCKS COUNTY, PA
Industrial
     38 Cabot Boulevard                 Bucks County PA                         1           161,000       100.0%  $      4.57
                                                                           ==========   ===========   =========   ===========

                                       Total In-Service Properties:           132        30,857,064        95.3%
                                                                           ==========   ===========   =========

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002
                      TOP 20 TENANTS BY SQUARE FEET LEASED
================================================================================

                                                               % OF
                     TENANT                SQ. FT.          PORTFOLIO
     -------------------------------    -------------      -----------
 1   U.S. Government                        2,294,441           7.44%
 2   Ernst and Young                        1,062,203           3.44%
 3   Lockheed Martin Corporation              701,798           2.27%
 4   Citibank, N.A.                           639,971           2.07%
 5   Shearman & Sterling                      494,808           1.60%
 6   Gillette Company                         488,177           1.58%
 7   Parametric Technology Corp. (1)          380,987           1.23%
 8   Washington Group International           365,245           1.18%
 9   Deutsche Bank                            346,617           1.12%
10   Orbital Sciences Corporation             337,228           1.09%
11   TRW, Inc.                                317,921           1.03%
12   Marsh USA Inc.                           312,605           1.01%
13   Hunton & Williams                        310,785           1.01%
14   Wachovia                                 308,826           1.00%
15   T. Rowe Price Associates, Inc.           304,129           0.99%
16   Digitas                                  279,182           0.90%
17   Accenture (1)                            265,622           0.86%
18   Tellabs Operations, Inc.                 259,918           0.84%
19   Covance, Inc.                            258,831           0.84%
20   MediSense                                253,704           0.82%

                   MAJOR SIGNED DEALS FOR FUTURE DEVELOPMENT
--------------------------------------------------------------------------------

          TENANT                                                      SQ. FT.
          ------                                                      -------
          Finnegan Henderson Farabow Garrett & Dunner, LLP (2)        348,542
          U.S. Government                                             257,400

(1) These tenants occupy space in a property in which Boston Properties has a 25% interest.
(2) Includes 97,205 sf of space in a property in which Boston Properties has a 50% interest and the remainder in a property in which Boston Properties has a 25% interest.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                            PORTFOLIO OVERVIEW - FFO
================================================================================

   PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS (1) FOR IN-SERVICE PROPERTIES
      BY LOCATION AND TYPE OF PROPERTY FOR THE QUARTER ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

                                            OFFICE/
       GEOGRAPHIC AREA         OFFICE (2)  TECHNICAL    INDUSTRIAL     HOTEL    TOTAL
       ---------------         ----------  ---------    ----------     -----    ------
Greater Boston                     22.3%        0.8%          0.1%      3.2%     26.4%
Greater Washington                 17.6%        1.4%            -         -      19.0%
Greater San Francisco              17.8%        0.2%          0.2%        -      18.2%
Midtown Manhattan                  26.3%          -             -         -      26.3%
Princeton/East Brunswick, NJ        5.0%          -             -         -       5.0%
Baltimore, MD                       2.9%          -             -         -       2.9%
Richmond, VA                        2.1%          -             -         -       2.1%
Bucks County, PA                      -           -           0.1%        -       0.1%
                                --------    --------      --------    ------    ------
        Total                      94.0%        2.4%          0.4%      3.2%    100.0%
                                ========    ========      ========    ======    ======

(1) For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.
(2)  Includes Retail Center FFO (Prudential Center and Embarcadero Center).

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                               OCCUPANCY ANALYSIS
================================================================================

                      SAME PROPERTY OCCUPANCY - BY LOCATION
--------------------------------------------------------------------------------

LOCATION                           30-JUN-02        30-JUN-01
--------                           ---------        ---------
Greater Boston                         93.3%            97.1%
Greater Washington                     97.4%            98.9%
Midtown Manhattan                      97.9%            99.7%
Baltimore, MD                          97.8%            99.8%
Princeton/East Brunswick, NJ           90.8%            96.6%
Richmond, VA                           93.1%            99.6%
Greater San Francisco                  93.6%            95.0%
Bucks County, PA                      100.0%           100.0%
                                   ---------        ---------
   Total Portfolio                     95.0%            97.7%
                                   =========        =========

                       SAME PROPERTY - BY TYPE OF PROPERTY
--------------------------------------------------------------------------------

                                   30-JUN-02        30-JUN-01
                                   ---------        ---------
Total Office Portfolio                 94.9%            97.8%
Total Office/Technical Portfolio       94.0%            99.7%
Total Industrial Portfolio            100.0%            87.3%
                                   ---------        ---------
Total Portfolio                        95.0%            97.7%
                                   =========        =========

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                          IN-SERVICE OFFICE PROPERTIES
================================================================================

                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------

                  RENTABLE SQUARE     CURRENT ANNUALIZED      CURRENT ANNUALIZED
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          REVENUES UNDER
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES     EXPIRING LEASES P.S.F.
 ----------      ---------------        ---------------     ----------------------
    2002                 469,439        $    18,112,458       $         38.58
    2003               1,403,974             49,898,779                 35.54
    2004               2,222,395             86,149,006                 38.76
    2005               2,415,215             87,809,898                 36.36
    2006               3,469,248            140,989,322                 40.64
    2007               2,200,402             83,855,824                 38.11
    2008               1,346,798             54,756,533                 40.66
    2009               2,433,522             89,046,900                 36.59
    2010               1,231,518             55,820,281                 45.33
    2011               2,663,812            103,317,204                 38.79
 Thereafter            6,223,034            269,464,321                 43.30

                    ANNUALIZED                ANNUALIZED
                  REVENUES UNDER            REVENUES UNDER
YEAR OF LEASE     EXPIRING LEASES        EXPIRING LEASES WITH        PERCENTAGE OF
 EXPIRATION     WITH FUTURE STEP-UPS   FUTURE STEP-UPS - P.S.F.  TOTAL SQUARE FEET
 ----------     --------------------   ------------------------  -----------------
    2002          $    18,079,594           $       38.51                    1.70%
    2003               50,409,003                   35.90                    5.09%
    2004               87,273,051                   39.27                    8.06%
    2005               90,969,273                   37.67                    8.76%
    2006              146,831,506                   42.32                   12.58%
    2007               86,890,890                   39.49                    7.98%
    2008               55,201,928                   40.99                    4.88%
    2009               97,141,179                   39.92                    8.82%
    2010               63,247,125                   51.36                    4.46%
    2011              121,959,045                   45.78                    9.66%
 Thereafter           325,189,082                   52.26                   22.56%

                              OCCUPANCY BY LOCATION
--------------------------------------------------------------------------------

                                           30-JUN-02     30-JUN-01
                                           ---------     ---------
         Greater Boston                        92.5%         94.3%
         Greater Washington                    98.2%         98.0%
         Midtown Manhattan                     98.4%         99.8%
         Baltimore, MD                         97.8%         99.8%
         Richmond, VA                          93.1%         99.6%
         Princeton/East Brunswick, NJ          90.8%         96.6%
         Greater San Francisco                 93.5%         96.0%
         Bucks County, PA                       n/a           n/a
                                           ---------     ---------
            Total Office Portfolio             95.3% *       97.1% *
                                           =========     =========

         *  Includes approximately 1,100,000 of retail square footage.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                     IN-SERVICE OFFICE/TECHNICAL PROPERTIES
================================================================================

                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------

                  RENTABLE SQUARE     CURRENT ANNUALIZED      CURRENT ANNUALIZED
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          REVENUES UNDER
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES     EXPIRING LEASES P.S.F.
 ----------      ---------------        ---------------     ----------------------
   2002                148,284         $      2,643,714       $           17.83
   2003                 89,531                1,449,537                   16.19
   2004                119,791                1,800,839                   15.03
   2005                137,814                1,961,986                   14.24
   2006                295,604                3,822,763                   12.93
   2007                197,595                3,534,321                   17.89
   2008                 64,140                  609,780                       -
   2009                      -                        -                       -
   2010                 79,971                1,190,430                   14.89
   2011                137,321                2,373,162                   17.28
Thereafter             203,112                3,441,327                   16.94

                    ANNUALIZED                ANNUALIZED
                  REVENUES UNDER            REVENUES UNDER
YEAR OF LEASE     EXPIRING LEASES        EXPIRING LEASES WITH      PERCENTAGE OF
 EXPIRATION     WITH FUTURE STEP-UPS   FUTURE STEP-UPS - P.S.F.  TOTAL SQUARE FEET
 ----------     --------------------   ------------------------  -----------------
   2002           $     2,644,172           $        17.83                 9.67%
   2003                 1,458,537                    16.29                 5.84%
   2004                 1,867,833                    15.59                 7.81%
   2005                 2,102,926                    15.26                 8.99%
   2006                 4,358,965                    14.75                19.28%
   2007                 3,910,770                    19.79                12.89%
   2008                   641,850                        -                    -
   2009                         -                        -                    -
   2010                 1,190,430                    14.89                 5.22%
   2011                 2,574,217                    18.75                 8.96%
Thereafter              3,996,784                    19.68                13.25%

                              OCCUPANCY BY LOCATION
--------------------------------------------------------------------------------

                                            30-JUN-02     30-JUN-01
                                            ---------     ---------
         Greater Boston                        100.0%        100.0%
         Greater Washington                     92.3%         98.0%
         Midtown Manhattan                       n/a           n/a
         Baltimore, MD                           n/a           n/a
         Richmond, VA                            n/a           n/a
         Princeton/East Brunswick, NJ            n/a           n/a
         Greater San Francisco                  82.8%         97.0%
         Bucks County, PA                        n/a           n/a
                                            ---------     ---------
           Total Office/Technical Portfolio     94.1%         98.5%
                                            =========     =========

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                        IN-SERVICE INDUSTRIAL PROPERTIES
================================================================================

                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------

                  RENTABLE SQUARE     CURRENT ANNUALIZED      CURRENT ANNUALIZED
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          REVENUES UNDER
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES     EXPIRING LEASES P.S.F.
 ----------      ---------------        ---------------     ----------------------
    2002                 23,904         $       208,186         $         8.71
    2003                128,105                 938,399                   7.33
    2004                160,213                 763,217                   4.76
    2005                      -                       -                      -
    2006                161,000                 736,000                      -
    2007                 20,000                 233,256                  11.66
    2008                 60,000                 289,224                      -
    2009                      -                       -                      -
    2010                      -                       -                      -
    2011                      -                       -                      -
Thereafter                    -                       -                      -

                    ANNUALIZED                ANNUALIZED
                  REVENUES UNDER            REVENUES UNDER
YEAR OF LEASE     EXPIRING LEASES        EXPIRING LEASES WITH        PERCENTAGE OF
 EXPIRATION     WITH FUTURE STEP-UPS   FUTURE STEP-UPS - P.S.F.  TOTAL SQUARE FEET
 ----------     --------------------   ------------------------  -----------------
    2002           $      208,186            $        8.71                   4.03%
    2003                  938,399                     7.33                  21.59%
    2004                  801,668                     5.00                  27.01%
    2005                        -                        -                      -
    2006                  736,000                        -                   0.29
    2007                  258,183                    12.91                   3.37%
    2008                  325,524                        -                   0.11
    2009                        -                        -                      -
    2010                        -                        -                      -
    2011                        -                        -                      -
Thereafter                      -                        -                      -

                              OCCUPANCY BY LOCATION
--------------------------------------------------------------------------------

                                            30-JUN-02     30-JUN-01
                                            ---------     ---------
         Greater Boston                        100.0%         89.8%
         Greater Washington                      n/a           n/a
         Midtown Manhattan                       n/a           n/a
         Baltimore, MD                           n/a           n/a
         Richmond, VA                            n/a           n/a
         Princeton/East Brunswick, NJ            n/a           n/a
         Greater San Francisco                 100.0%         78.6%
         Bucks County, PA                      100.0%        100.0%
                                            ---------     ---------
            Total Industrial Portfolio         100.0%         87.3%
                                            =========     =========

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                          IN-SERVICE RETAIL PROPERTIES
================================================================================

                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------

                  RENTABLE SQUARE     CURRENT ANNUALIZED      CURRENT ANNUALIZED
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          REVENUES UNDER
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES     EXPIRING LEASES P.S.F.
 ----------      ---------------        ---------------     ----------------------
    2002                 28,219         $     2,369,481         $        83.97 (1)
    2003                195,407               5,720,979                  29.28
    2004                121,930               6,831,551                  56.03
    2005                 99,859               3,923,877                  39.29
    2006                 87,764               3,598,948                  41.01
    2007                 72,251               3,247,508                  44.95
    2008                 51,434               2,442,520                  47.49
    2009                 40,202               1,632,929                  40.62
    2010                 95,645               2,858,868                  29.89
    2011                 41,041               2,474,914                  60.30
Thereafter              352,397              15,042,807                  42.69

                    ANNUALIZED                ANNUALIZED
                  REVENUES UNDER            REVENUES UNDER
YEAR OF LEASE     EXPIRING LEASES        EXPIRING LEASES WITH      PERCENTAGE OF
 EXPIRATION     WITH FUTURE STEP-UPS   FUTURE STEP-UPS - P.S.F.  TOTAL SQUARE FEET
 ----------     --------------------   ------------------------  -----------------
    2002           $    2,448,045            $       86.75                   2.46%
    2003                5,761,492                    29.48                  17.02%
    2004                6,921,781                    56.77                  10.62%
    2005                4,090,883                    40.97                   8.70%
    2006                3,644,827                    41.53                   7.64%
    2007                3,699,727                    51.21                   6.29%
    2008                2,610,886                    50.76                   4.48%
    2009                1,751,869                    43.58                   3.50%
    2010                3,973,620                    41.55                   8.33%
    2011                2,868,437                    69.89                   3.57%
Thereafter             18,641,357                    52.90                  30.69%

(1) Includes $1,010,533 (at expiration) of annual revenue from the Prudential Center retail kiosks for which there is zero square footage assigned.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                               GRAND TOTAL OF ALL
                              IN-SERVICE PROPERTIES
================================================================================

                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------

                  RENTABLE SQUARE     CURRENT ANNUALIZED      CURRENT ANNUALIZED
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          REVENUES UNDER
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES     EXPIRING LEASES P.S.F.
 ----------      ---------------        ---------------     ----------------------
   2002                 669,846        $     23,333,838       $          34.83
   2003               1,817,017              58,007,694                  31.92
   2004               2,624,329              95,544,613                  36.41
   2005               2,652,888              93,695,761                  35.32
   2006               4,013,616             149,147,033                  37.16
   2007               2,490,248              90,870,909                  36.49
   2008               1,522,372              58,098,058                  38.16
   2009               2,473,724              90,679,829                  36.66
   2010               1,407,134              59,869,580                  42.55
   2011               2,842,174             108,165,280                  38.06
Thereafter            6,778,543             287,948,454                  42.48

                    ANNUALIZED                ANNUALIZED
                  REVENUES UNDER            REVENUES UNDER
YEAR OF LEASE     EXPIRING LEASES        EXPIRING LEASES WITH      PERCENTAGE OF
 EXPIRATION     WITH FUTURE STEP-UPS   FUTURE STEP-UPS - P.S.F.  TOTAL SQUARE FEET
 ----------     --------------------   ------------------------  -----------------
   2002          $     23,379,997          $         34.90                   2.17%
   2003                58,567,431                    32.23                   5.89%
   2004                96,864,333                    36.91                   8.50%
   2005                97,163,082                    36.63                   8.60%
   2006               155,571,298                    38.76                  13.01%
   2007                94,759,570                    38.05                   8.07%
   2008                58,780,189                    38.61                   4.93%
   2009                98,893,049                    39.98                   8.02%
   2010                68,411,175                    48.62                   4.56%
   2011               127,401,699                    44.83                   9.21%
Thereafter            347,827,223                    51.31                  21.97%

                              OCCUPANCY BY LOCATION
--------------------------------------------------------------------------------

                                            30-JUN-02     30-JUN-01
                                            ---------     ---------
         Greater Boston                         93.2%         94.6%
         Greater Washington                     97.5%         98.0%
         Midtown Manhattan                      98.4%         99.8%
         Baltimore, MD                          97.8%         99.8%
         Richmond, VA                           93.1%         99.6%
         Princeton/East Brunswick, NJ           90.8%         96.6%
         Greater San Francisco                  93.6%         95.0%
         Bucks County, PA                      100.0%        100.0%
                                            ---------     ---------
            Total Portfolio                     95.3%         97.0%
                                            =========     =========

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                      IN-SERVICE GREATER BOSTON PROPERTIES
================================================================================

                       LEASE EXPIRATIONS - GREATER BOSTON
--------------------------------------------------------------------------------

                                            OFFICE
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 -----------     ---------------        ---------------      --------------------
   2002                 233,283        $      7,427,655       $      7,427,655
   2003                 236,668               8,063,732              8,075,922
   2004                 630,849              23,718,414             24,566,756
   2005                 920,508              35,877,227             36,743,475
   2006                 567,757              20,690,653             21,193,623
   2007                 360,291              15,172,824             16,085,794
   2008                 112,472               3,586,314              3,611,575
   2009                 936,074              33,896,871             36,947,067
   2010                 170,346               6,538,891              7,454,791
   2011                 758,984              26,430,066             31,542,876
Thereafter            1,279,951              47,319,029             57,734,883

                                           OFFICE/TECHNICAL
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
   2002                       -          $            -          $         -
   2003                       -                       -                    -
   2004                       -                       -                    -
   2005                       -                       -                    -
   2006                 253,704               3,204,732            3,651,878
   2007                  80,000               1,076,626            1,419,126
   2008                  64,140                 609,780              641,850
   2009                       -                       -                    -
   2010                       -                       -                    -
   2011                  80,000               1,576,152            1,776,152
Thereafter               67,362               1,312,022            1,618,519

                                           INDUSTRIAL
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
   2002                23,904          $        208,186        $       208,186
   2003               128,105                   938,399                938,399
   2004                     -                         -                      -
   2005                     -                         -                      -
   2006                     -                         -                      -
   2007                     -                         -                      -
   2008                     -                         -                      -
   2009                     -                         -                      -
   2010                     -                         -                      -
   2011                     -                         -                      -
Thereafter                  -                         -                      -

                                               RETAIL
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
   2002                  11,418         $     1,657,165        $     1,735,729
   2003                 164,515               4,041,761              4,053,761
   2004                  71,761               4,883,092              4,889,585
   2005                  63,847               2,118,123              2,207,128
   2006                  32,862               1,551,855              1,558,535
   2007                   4,664                 388,500                388,500
   2008                   5,466                 427,825                427,825
   2009                   2,158                  60,845                 71,435
   2010                  37,110                 713,161              1,492,471
   2011                  12,551                 685,500                741,140
Thereafter              222,089               7,218,319              7,871,581

(1) Includes $1,010,533 (at expiration) of annual revenue from the Prudential Center retail kiosks for which there is zero square footage assigned.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                      IN-SERVICE GREATER BOSTON PROPERTIES
================================================================================

                  QUARTERLY LEASE EXPIRATIONS - GREATER BOSTON
--------------------------------------------------------------------------------

                                            OFFICE
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
 Q3 2002               24,986          $      1,620,928       $      1,620,928
 Q4 2002              208,297                 5,806,727              5,806,727
                 ------------          ----------------       ----------------
Total 2002            233,283          $      7,427,655       $      7,427,655
                 ============          ================       ================

 Q1 2003               91,395          $      3,391,914       $      3,391,914
 Q2 2003               67,868                 2,035,695              2,035,695
 Q3 2003               43,055                 1,744,116              1,748,522
 Q4 2003               34,350                   892,007                899,791
                 ------------          ----------------       ----------------
Total 2003            236,668          $      8,063,732       $      8,075,922
                 ============          ================       ================

                                           OFFICE/TECHNICAL
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
 Q3 2002                        -       $             -         $            -
 Q4 2002                        -                     -                      -
                 ----------------       ---------------         --------------
Total 2002                      -       $             -         $            -
                 ================       ===============         ==============

 Q1 2003                        -       $             -         $            -
 Q2 2003                        -                     -                      -
 Q3 2003                        -                     -                      -
 Q4 2003                        -                     -                      -
                 ----------------       ---------------         --------------
Total 2003                      -       $             -         $            -
                 ================       ===============         ==============

                                           INDUSTRIAL
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
 Q3 2002                      -        $              -       $              -
 Q4 2002                 23,904                 208,186                208,186
                   ------------        ----------------       ----------------
Total 2002               23,904        $        208,186       $        208,186
                   ============        ================       ================

 Q1 2003                      -        $              -       $              -
 Q2 2003                      -                       -                      -
 Q3 2003                128,105                 938,399                938,399
 Q4 2003                      -                       -                      -
                   ------------        ----------------       ----------------
Total 2003              128,105        $        938,399       $        938,399
                   ============        ================       ================

                                                RETAIL
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
 Q3 2002                    2,947        $      339,029         $     339,029
 Q4 2002                    8,471             1,318,135             1,396,699
                 ----------------       ---------------        --------------
Total 2002                 11,418        $    1,657,165         $   1,735,729
                 ================       ===============        ==============

 Q1 2003                  129,300        $      475,712         $     475,712
 Q2 2003                        -                     -                     -
 Q3 2003                    1,650               145,067               145,067
 Q4 2003                   33,565             3,420,982             3,432,982
                 ----------------       ---------------        --------------
Total 2003                164,515        $    4,041,761         $   4,053,761
                 ================       ===============        ==============

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                    IN-SERVICE GREATER WASHINGTON PROPERTIES
================================================================================

                     LEASE EXPIRATIONS - GREATER WASHINGTON
--------------------------------------------------------------------------------

                                            OFFICE
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
   2002                  66,698        $      2,139,251       $      2,176,328
   2003                 208,117               5,534,841              6,000,593
   2004                 248,594               8,977,492              9,318,467
   2005                 465,582              16,243,190             17,503,950
   2006                 903,269              36,851,382             38,980,533
   2007                 624,689              22,911,108             20,479,947
   2008                 416,132              16,672,522             13,357,213
   2009                 697,042              22,998,882             24,487,873
   2010                 454,833              17,542,365             20,823,261
   2011               1,062,026              31,553,531             38,239,988
Thereafter            1,450,214              48,112,915             55,616,635

                                           OFFICE/TECHNICAL
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
   2002               131,598          $     2,372,340         $    2,372,340
   2003                55,120                  874,971                874,971
   2004                67,791                1,190,159              1,226,493
   2005               101,345                1,420,220              1,518,966
   2006                33,400                  508,999                563,495
   2007               107,895                2,343,587              2,377,536
   2008                     -                        -                      -
   2009                     -                        -                      -
   2010                79,971                1,190,430              1,190,430
   2011                57,321                  797,010                798,065
Thereafter            135,750                2,129,305              2,378,265

                                           INDUSTRIAL
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
   2002                     -           $             -      $               -
   2003                     -                         -                      -
   2004                     -                         -                      -
   2005                     -                         -                      -
   2006                     -                         -                      -
   2007                     -                         -                      -
   2008                     -                         -                      -
   2009                     -                         -                      -
   2010                     -                         -                      -
   2011                     -                         -                      -
Thereafter                  -                         -                      -

                                           RETAIL
                ------------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
   2002                     2,162          $      68,055           $     68,055
   2003                         -                      -                      -
   2004                     4,360                193,353                197,713
   2005                     4,274                136,832                140,178
   2006                     3,309                115,200                115,684
   2007                    14,952                375,347                384,072
   2008                    16,338                575,463                670,555
   2009                     2,996                      -                      -
   2010                    16,553                380,721                446,488
   2011                    11,221                466,553                528,386
Thereafter                 30,630                750,662              1,129,202

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                    IN-SERVICE GREATER WASHINGTON PROPERTIES
================================================================================

                QUARTERLY LEASE EXPIRATIONS - GREATER WASHINGTON
--------------------------------------------------------------------------------

                                            OFFICE
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
 Q3 2002               18,977          $        554,868       $        590,859
 Q4 2002               47,721                 1,584,383              1,585,468
                 ------------          ----------------       ----------------
Total 2002             66,698          $      2,139,251       $      2,176,328
                 ============          ================       ================

 Q1 2003               10,922          $        305,891       $        305,891
 Q2 2003               76,266                 2,049,143              2,380,061
 Q3 2003               99,243                 2,595,117              2,705,480
 Q4 2003               21,686                   584,689                609,161
                 ------------          ----------------       ----------------
Total 2003            208,117          $      5,534,841       $      6,000,593
                 ============          ================       ================

                                           OFFICE/TECHNICAL
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
 Q3 2002                   77,434       $     1,252,718         $    1,252,718
 Q4 2002                   54,164             1,119,622              1,119,622
                 ----------------       ---------------         --------------
Total 2002                131,598       $     2,372,340         $    2,372,340
                 ================       ===============         ==============

 Q1 2003                        -       $             -         $            -
 Q2 2003                   23,439               351,284                351,284
 Q3 2003                   31,681               523,687                523,687
 Q4 2003                        -                     -                      -
                 ----------------       ---------------         --------------
Total 2003                 55,120       $       874,971         $      874,971
                 ================       ===============         ==============

                                           INDUSTRIAL
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------        -------------        ---------------      --------------------
 Q3 2002                    -           $             -         $            -
 Q4 2002                    -                         -                      -
                 -------------          ---------------         --------------
Total 2002                  -           $             -         $            -
                 =============          ===============         ==============

 Q1 2003                    -           $             -         $            -
 Q2 2003                    -                         -                      -
 Q3 2003                    -                         -                      -
 Q4 2003                    -                         -                      -
                 -------------          ---------------         --------------
Total 2003                  -           $             -         $            -
                 =============          ===============         ==============

                                                RETAIL
                -----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
 Q3 2002                   1,352        $        40,286         $       40,286
 Q4 2002                     810                 27,770                 27,770
                 ---------------        ---------------         --------------
Total 2002                 2,162        $        68,055         $       68,055
                 ===============        ===============         ==============

 Q1 2003                       -        $             -         $            -
 Q2 2003                       -                      -                      -
 Q3 2003                       -                      -                      -
 Q4 2003                       -                      -                      -
                 ---------------        ---------------         --------------
Total 2003                     -        $             -         $            -
                 ===============        ===============         ==============

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                   IN-SERVICE GREATER SAN FRANCISCO PROPERTIES
================================================================================

                    LEASE EXPIRATIONS - GREATER SAN FRANCISCO
--------------------------------------------------------------------------------

                                            OFFICE
                ------------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
   2002                97,162          $      4,867,967       $      4,867,967
   2003               601,886                26,056,897             26,064,529
   2004               634,854                29,092,696             28,923,247
   2005               339,135                15,457,069             15,921,674
   2006               904,582                44,388,551             46,281,393
   2007               449,009                21,017,080             21,776,538
   2008               161,895                 6,674,240              6,870,824
   2009               263,495                11,481,089             12,240,287
   2010               169,761                10,382,847             12,257,770
   2011               192,689                17,956,541             18,449,135
Thereafter             67,300                 3,085,020              3,376,075

                                         OFFICE/TECHNICAL
                ------------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
   2002                  16,686         $       271,374         $      271,832
   2003                  34,411                 574,566                583,567
   2004                  52,000                 610,680                641,340
   2005                  36,469                 541,766                583,961
   2006                   8,500                 109,032                143,592
   2007                   9,700                 114,108                114,108
   2008                       -                       -                      -
   2009                       -                       -                      -
   2010                       -                       -                      -
   2011                       -                       -                      -
Thereafter                    -                       -                      -

                                           INDUSTRIAL
                ------------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
  2002                      -             $           -          $           -
  2003                      -                         -                      -
  2004                160,213                   763,217                801,668
  2005                      -                         -                      -
  2006                      -                         -                      -
  2007                 20,000                   233,256                258,183
  2008                 60,000                   289,224                325,524
  2009                      -                         -                      -
  2010                      -                         -                      -
  2011                      -                         -                      -
Thereafter                  -                         -                      -

                                             RETAIL
                ------------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
 ----------      ---------------        ---------------      --------------------
  2002                   14,639         $       618,740         $      618,740
  2003                   26,062               1,333,127              1,343,945
  2004                   29,285               1,384,840              1,443,012
  2005                   26,823               1,238,241              1,277,257
  2006                   18,043                 900,034                907,852
  2007                   26,649               1,466,980              1,666,332
  2008                   24,937               1,255,419              1,317,105
  2009                   35,048               1,572,084              1,680,434
  2010                   30,749               1,290,724              1,463,645
  2011                    3,474                 194,944                229,226
Thereafter               28,325               1,552,373              2,025,953

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                   IN-SERVICE GREATER SAN FRANCISCO PROPERTIES
================================================================================

               QUARTERLY LEASE EXPIRATIONS - GREATER SAN FRANCISCO
--------------------------------------------------------------------------------

                                         OFFICE
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES      EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------      ---------------   --------------------
  Q3 2002                  59,107  $        2,281,528  $         2,281,528
  Q4 2002                  38,055           2,586,439            2,586,439
               ------------------  ------------------  -------------------
 Total 2002                97,162  $        4,867,967  $         4,867,967
               ==================  ==================  ===================

  Q1 2003                  90,597  $        3,616,477  $         3,616,477
  Q2 2003                 168,036           8,439,865            8,439,865
  Q3 2003                  16,114             795,386              797,527
  Q4 2003                 327,139          13,205,169           13,210,660
               ------------------  ------------------  -------------------
 Total 2003               601,886  $       26,056,897  $        26,064,529
               ==================  ==================  ===================

                                      OFFICE/TECHNICAL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------    ---------------    --------------------
   Q3 2002                  8,822  $          146,965  $            146,965
   Q4 2002                  7,864             124,409               124,867
               ------------------  ------------------  --------------------
  Total 2002               16,686  $          271,374  $            271,832
               ==================  ==================  ====================

   Q1 2003                  7,755  $          134,859  $            134,859
   Q2 2003                 14,001             225,103               229,273
   Q3 2003                  9,047             147,648               150,528
   Q4 2003                  3,608              66,956                68,907
               ------------------  ------------------  --------------------
  Total 2003               34,411  $          574,566  $            583,567
               ==================  ==================  ====================

                                      INDUSTRIAL
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------       ---------------   --------------------
   Q3 2002                      -   $                -  $                  -
   Q4 2002                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2002                    -   $                -  $                  -
               ==================   ==================  ====================

   Q1 2003                      -   $                -  $                  -
   Q2 2003                      -                    -                     -
   Q3 2003                      -                    -                     -
   Q4 2003                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2003                    -   $                -  $                  -
               ==================   ==================  ====================

                                         RETAIL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------    ---------------    --------------------
   Q3 2002                  1,848  $           55,440  $             55,440
   Q4 2002                 12,791             563,300               563,300
               ------------------  ------------------  --------------------
  Total 2002               14,639  $          618,740  $            618,740
               ==================  ==================  ====================

   Q1 2003                      -  $                -  $                  -
   Q2 2003                  7,412             535,358               536,006
   Q3 2003                  1,317              83,385                83,385
   Q4 2003                 17,333             714,384               724,554
               ------------------  ------------------  --------------------
  Total 2003               26,062  $        1,333,127  $          1,343,945
               ==================  ==================  ====================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                     IN-SERVICE MIDTOWN MANHATTAN PROPERTIES
================================================================================

                      LEASE EXPIRATIONS - MIDTOWN MANHATTAN
--------------------------------------------------------------------------------

                                        OFFICE
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES      EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------      ---------------   --------------------
    2002                   42,569  $        2,933,793    $      2,863,853
    2003                   87,831           3,823,691           3,823,691
    2004                  164,723           9,276,950           9,291,974
    2005                   65,687           3,498,387           3,520,037
    2006                  275,251          15,187,256          15,489,286
    2007                  178,176           9,786,194          10,872,654
    2008                  448,340          23,928,617          26,753,135
    2009                  254,179          13,534,011          15,020,102
    2010                  262,063          16,054,960          16,995,731
    2011                  390,554          19,753,680          25,232,160
 Thereafter             3,179,584         163,819,824         200,280,940

                                    OFFICE/TECHNICAL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------     ---------------    --------------------
    2002                        -   $                -  $                  -
    2003                        -                    -                     -
    2004                        -                    -                     -
    2005                        -                    -                     -
    2006                        -                    -                     -
    2007                        -                    -                     -
    2008                        -                    -                     -
    2009                        -                    -                     -
    2010                        -                    -                     -
    2011                        -                    -                     -
 Thereafter                     -                    -                     -

                                      INDUSTRIAL
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------       ---------------   --------------------
    2002                        -   $                -  $                  -
    2003                        -                    -                     -
    2004                        -                    -                     -
    2005                        -                    -                     -
    2006                        -                    -                     -
    2007                        -                    -                     -
    2008                        -                    -                     -
    2009                        -                    -                     -
    2010                        -                    -                     -
    2011                        -                    -                     -
 Thereafter                     -                    -                     -

                                         RETAIL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
 -----------    ---------------     ---------------    --------------------
     2002                       -  $           16,800  $             16,800
     2003                   2,315             291,126               307,173
     2004                   3,800             245,794               266,573
     2005                   2,819             338,511               365,887
     2006                  17,700             775,686               806,582
     2007                   6,876             652,016               718,010
     2008                   3,232             152,562               169,104
     2009                       -                   -                     -
     2010                  10,608             459,508               551,880
     2011                  13,795           1,127,916             1,369,685
 Thereafter                69,953           5,509,352             7,600,737

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                     IN-SERVICE MIDTOWN MANHATTAN PROPERTIES
================================================================================

                 QUARTERLY LEASE EXPIRATIONS - MIDTOWN MANHATTAN
--------------------------------------------------------------------------------

                                          OFFICE
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES      EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------      ---------------   --------------------
  Q3 2002                  12,416  $        1,104,996  $          1,035,056
  Q4 2002                  30,153           1,828,797             1,828,797
               ------------------  ------------------  --------------------
 Total 2002                42,569  $        2,933,793  $          2,863,853
               ==================  ==================  ====================

  Q1 2003                       -  $                -  $                  -
  Q2 2003                  28,815           1,745,565             1,745,565
  Q3 2003                  59,016           2,078,126             2,078,126
  Q4 2003                       -                   -                     -
               ------------------  ------------------  --------------------
 Total 2003                87,831  $        3,823,691  $          3,823,691
               ==================  ==================  ====================

                                    OFFICE/TECHNICAL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------     ---------------    --------------------
  Q3 2002                       -   $                -  $                  -
  Q4 2002                       -                    -                     -
               ------------------   ------------------  --------------------
 Total 2002                     -   $                -  $                  -
               ==================   ==================  ====================

  Q1 2003                       -   $                -  $                  -
  Q2 2003                       -                    -                     -
  Q3 2003                       -                    -                     -
  Q4 2003                       -                    -                     -
               ------------------   ------------------  --------------------
 Total 2003                     -  $                -  $                  -
               ==================  ==================  ====================

                                      INDUSTRIAL
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------       ---------------   --------------------
  Q3 2002                       -   $                -  $                  -
  Q4 2002                       -                    -                     -
               ------------------   ------------------  --------------------
 Total 2002                     -   $                -  $                  -
               ==================   ==================  ====================

  Q1 2003                       -   $                -  $                  -
  Q2 2003                       -                    -                     -
  Q3 2003                       -                    -                     -
  Q4 2003                       -                    -                     -
               ------------------   ------------------  --------------------
 Total 2003                     -  $                 -  $                  -
               ==================  ===================  ====================

                                         RETAIL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------    ---------------    --------------------
  Q3 2002                       -  $                -  $                  -
  Q4 2002                       -              16,800                16,800
               ------------------  ------------------  --------------------
 Total 2002                     -  $           16,800  $             16,800
               ==================  ==================  ====================

  Q1 2003                       -  $                -  $                  -
  Q2 2003                       -                   -                     -
  Q3 2003                   1,515              62,780                64,220
  Q4 2003                     800             228,346               242,953
               ------------------  ------------------  --------------------
 Total 2003                 2,315  $          291,126  $            307,173
               ==================  ==================  ====================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                 IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES
================================================================================

                  LEASE EXPIRATIONS - PRINCETON/EAST BRUNSWICK
--------------------------------------------------------------------------------

                                          OFFICE
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES      EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------      ---------------   --------------------
     2002                   8,950  $          267,457  $            267,457
     2003                 100,226           2,750,771             2,750,771
     2004                 420,122          12,365,583            12,358,268
     2005                 225,352           6,834,162             6,916,066
     2006                  89,754           2,940,290             3,085,005
     2007                 502,230          13,352,128            14,769,053
     2008                       -                   -                     -
     2009                 155,012           4,669,314             5,409,592
     2010                 145,675           4,690,766             5,105,120
     2011                 254,941           7,504,255             8,358,206
  Thereafter              210,759           6,181,396             6,709,661

                                    OFFICE/TECHNICAL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------     ---------------    --------------------
     2002                       -   $                -  $                  -
     2003                       -                    -                     -
     2004                       -                    -                     -
     2005                       -                    -                     -
     2006                       -                    -                     -
     2007                       -                    -                     -
     2008                       -                    -                     -
     2009                       -                    -                     -
     2010                       -                    -                     -
     2011                       -                    -                     -
  Thereafter                    -                    -                     -

                                      INDUSTRIAL
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------       ---------------   --------------------
     2002                       -   $                -  $                  -
     2003                       -                    -                     -
     2004                       -                    -                     -
     2005                       -                    -                     -
     2006                       -                    -                     -
     2007                       -                    -                     -
     2008                       -                    -                     -
     2009                       -                    -                     -
     2010                       -                    -                     -
     2011                       -                    -                     -
  Thereafter                    -                    -                     -

                                         RETAIL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------    ---------------    --------------------
     2002                       -  $                -  $                  -
     2003                       -                   -                     -
     2004                  10,541              48,000                48,000
     2005                       -                   -                     -
     2006                       -                   -                     -
     2007                       -                   -                     -
     2008                       -                   -                     -
     2009                       -                   -                     -
     2010                       -                   -                     -
     2011                       -                   -                     -
  Thereafter                    -                   -                     -

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                 IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES
================================================================================

             QUARTERLY LEASE EXPIRATIONS - PRINCETON/EAST BRUNSWICK
--------------------------------------------------------------------------------

                                        OFFICE
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES      EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------      ---------------   --------------------
   Q3 2002                  4,984  $          146,968  $            146,968
   Q4 2002                  3,966             120,488               120,488
               ------------------  ------------------  --------------------
  Total 2002                8,950  $          267,457  $            267,457
               ==================  ==================  ====================

   Q1 2003                  8,734  $          259,701  $            259,701
   Q2 2003                  8,493             252,533               252,533
   Q3 2003                 11,302             309,629               309,629
   Q4 2003                 71,697           1,928,908             1,928,908
               ------------------  ------------------  --------------------
  Total 2003              100,226  $        2,750,771  $          2,750,771
               ==================  ==================  ====================

                                     OFFICE/TECHNICAL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------     ---------------    --------------------
   Q3 2002                      -   $                -  $                  -
   Q4 2002                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2002                    -   $                -  $                  -
               ==================   ==================  ====================

   Q1 2003                      -   $                -  $                  -
   Q2 2003                      -                    -                     -
   Q3 2003                      -                    -                     -
   Q4 2003                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2003                    -   $                -  $                  -
               ==================   ==================  ====================

                                      INDUSTRIAL
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------       ---------------   --------------------
   Q3 2002                      -   $                -  $                  -
   Q4 2002                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2002                    -   $                -  $                  -
               ==================   ==================  ====================

   Q1 2003                      -   $                -  $                  -
   Q2 2003                      -                    -                     -
   Q3 2003                      -                    -                     -
   Q4 2003                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2003                    -   $                -  $                  -
               ==================   ==================  ====================

                                         RETAIL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------     ---------------    --------------------
   Q3 2002                      -   $                -  $                  -
   Q4 2002                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2002                    -   $                -  $                  -
               ==================   ==================  ====================

   Q1 2003                      -   $                -  $                  -
   Q2 2003                      -                    -                     -
   Q3 2003                      -                    -                     -
   Q4 2003                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2003                    -   $                -  $                  -
               ==================   ==================  ====================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                           IN-SERVICE OTHER PROPERTIES
================================================================================

                                LEASE EXPIRATIONS
        OTHER PROPERTIES (RICHMOND, VA, BALTIMORE, MD, BUCKS COUNTY, PA)
--------------------------------------------------------------------------------

                                           OFFICE
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES      EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------      ---------------   --------------------
     2002                  20,777  $          476,334  $            476,334
     2003                 169,246           3,668,848             3,693,497
     2004                 123,253           2,717,872             2,814,339
     2005                 398,951           9,899,863            10,364,071
     2006                 728,635          20,931,190            21,801,665
     2007                  86,007           1,616,490             2,906,905
     2008                 207,959           3,894,840             4,609,180
     2009                 127,720           2,466,733             3,036,258
     2010                  28,840             610,452               610,452
     2011                   4,618             119,131               136,679
 Thereafter                35,226             946,137             1,470,888

                                      OFFICE/TECHNICAL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------     ---------------    --------------------
     2002                       -   $                -  $                  -
     2003                       -                    -                     -
     2004                       -                    -                     -
     2005                       -                    -                     -
     2006                       -                    -                     -
     2007                       -                    -                     -
     2008                       -                    -                     -
     2009                       -                    -                     -
     2010                       -                    -                     -
     2011                       -                    -                     -
  Thereafter                    -                    -                     -

                                      INDUSTRIAL
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES      EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------      ---------------   --------------------
     2002                       -  $                -  $                  -
     2003                       -                   -                     -
     2004                       -                   -                     -
     2005                       -                   -                     -
     2006                 161,000             736,000               736,000
     2007                       -                   -                     -
     2008                       -                   -                     -
     2009                       -                   -                     -
     2010                       -                   -                     -
     2011                       -                   -                     -
  Thereafter                    -                   -                     -

                                         RETAIL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------    ---------------    --------------------
     2002                       -  $            8,721  $              8,721
     2003                   2,515              54,964                56,613
     2004                   2,183              76,472                76,899
     2005                   2,096              92,170               100,432
     2006                  15,850             256,173               256,173
     2007                  19,110             364,665               542,814
     2008                   1,461              31,251                26,298
     2009                       -                   -                     -
     2010                     625              14,754                19,135
     2011                       -                   -                     -
  Thereafter                1,400              12,100                13,884

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                           IN-SERVICE OTHER PROPERTIES
================================================================================

                           QUARTERLY LEASE EXPIRATIONS
--------------------------------------------------------------------------------
        OTHER PROPERTIES (RICHMOND, VA, BALTIMORE, MD, BUCKS COUNTY, PA)
--------------------------------------------------------------------------------

                                         OFFICE
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES      EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------      ---------------   --------------------
   Q3 2002                  6,979  $          113,805  $            113,805
   Q4 2002                 13,798             362,529               362,529
               ------------------  ------------------  --------------------
  Total 2002               20,777  $          476,334  $            476,334
               ==================  ==================  ====================

   Q1 2003                 41,400  $          678,103  $            678,103
   Q2 2003                 28,654             674,123               678,617
   Q3 2003                 23,106             486,649               496,321
   Q4 2003                 76,086           1,829,973             1,840,456
               ------------------  ------------------  --------------------
  Total 2003              169,246  $        3,668,848  $          3,693,497
               ==================  ==================  ====================

                                   OFFICE/TECHNICAL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------     ---------------    --------------------
   Q3 2002                      -   $                -  $                  -
   Q4 2002                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2002                    -   $                -  $                  -
               ==================   ==================  ====================

   Q1 2003                      -   $                -  $                  -
   Q2 2003                      -                    -                     -
   Q3 2003                      -                    -                     -
   Q4 2003                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2003                    -   $                -  $                  -
               ==================   ==================  ====================

                                       INDUSTRIAL
               ------------------------------------------------------------
                                                           ANNUALIZED
                RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
  EXPIRATION    EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
  ----------    ---------------       ---------------   --------------------
   Q3 2002                      -   $                -  $                  -
   Q4 2002                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2002                    -   $                -  $                  -
               ==================   ==================  ====================

   Q1 2003                      -   $                -  $                  -
   Q2 2003                      -                    -                     -
   Q3 2003                      -                    -                     -
   Q4 2003                      -                    -                     -
               ------------------   ------------------  --------------------
  Total 2003                    -   $                -  $                  -
               ==================   ==================  ====================

                                         RETAIL
               ------------------------------------------------------------
                                                            ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
  ----------     ---------------    ---------------    --------------------
   Q3 2002                      -  $                -  $                  -
   Q4 2002                      -               8,721                 8,721
               ------------------  ------------------  --------------------
  Total 2002                    -  $            8,721  $              8,721
               ==================  ==================  ====================

   Q1 2003                      -  $                -  $                  -
   Q2 2003                      -                   -                     -
   Q3 2003                  2,515              54,964                56,613
   Q4 2003                      -                   -                     -
               ------------------  ------------------  --------------------
  Total 2003                2,515  $           54,964  $             56,613
               ==================  ==================  ====================

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                                HOTEL PERFORMANCE
================================================================================

                                                      LONG WHARF MARRIOTT - BOSTON
-------------------------------------------------------------------------------------------------------------------------------
                              SECOND QUARTER       SECOND QUARTER        PERCENT           YTD              YTD         PERCENT
                                   2002                 2001             CHANGE            2002             2001        CHANGE
                              --------------       --------------        -------         --------         --------      -------
Occupancy                               88.2%                83.3% (1)       5.9%            82.2%            77.1% (1)     6.6%

Average Daily Rate            $       219.02       $       257.04          -14.8%        $ 200.41         $ 238.83        -16.1%

REVPAR                        $       193.25       $       214.11           -9.7%        $ 164.64         $ 184.14        -10.6%
-------------------------------------------------------------------------------------------------------------------------------

                                                       CAMBRIDGE CENTER MARRIOTT
-------------------------------------------------------------------------------------------------------------------------------
                              SECOND QUARTER       SECOND QUARTER        PERCENT           YTD              YTD         PERCENT
                                   2002                 2001             CHANGE            2002             2001        CHANGE
                              --------------       --------------        -------         --------         --------      -------
Occupancy                               81.0%                84.3%          -3.9%            73.3%            80.8%        -9.3%

Average Daily Rate            $       187.36       $       212.08          -11.7%        $ 173.90         $ 199.71        -12.9%

REVPAR                        $       151.70       $       178.78          -15.1%        $ 127.49         $ 161.37        -21.0%
-------------------------------------------------------------------------------------------------------------------------------

                                                       RESIDENCE INN BY MARRIOTT
-------------------------------------------------------------------------------------------------------------------------------
                              SECOND QUARTER       SECOND QUARTER        PERCENT           YTD              YTD         PERCENT
                                   2002                 2001             CHANGE            2002             2001        CHANGE
                              --------------       --------------        -------         --------         --------      -------
Occupancy                               87.6%                88.3%          -0.8%            84.0%            87.5%        -4.0%

Average Daily Rate            $       140.45       $       174.42          -19.5%        $ 133.15         $ 162.60        -18.1%

REVPAR                        $       123.08       $       154.01          -20.1%        $ 111.78         $ 142.28        -21.4%
-------------------------------------------------------------------------------------------------------------------------------

                                                        TOTAL HOTEL PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                              SECOND QUARTER       SECOND QUARTER        PERCENT           YTD              YTD         PERCENT
                                   2002                 2001             CHANGE            2002             2001        CHANGE
                              --------------       --------------        -------         --------         --------      -------
Occupancy                               85.1%                84.8%           0.4%            78.9%            80.8%        -2.4%

Average Daily Rate            $       189.60       $       221.33          -14.3%        $ 175.47         $ 206.85        -15.2%

REVPAR                        $       161.55       $       187.06          -13.6%        $ 138.37         $ 166.05        -16.7%
-------------------------------------------------------------------------------------------------------------------------------

(1)  Room renovation project underway during 2001.

                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 2002

                           SAME PROPERTY PERFORMANCE
================================================================================

            OFFICE, OFFICE/TECHNICAL, INDUSTRIAL AND HOTEL PROPERTIES
--------------------------------------------------------------------------------

                                               OFFICE         OFFICE/TECHNICAL        INDUSTRIAL       HOTEL        TOTAL
                                             ----------      -----------------        ----------      -------     ----------
Number of Properties                                 91                     26                 5            3            125
Square feet                                  24,201,990              1,501,211           593,222      937,874     27,234,297
Percent of In-service properties                   84.2%                  97.9%            100.0%       100.0%          85.7%
Occupancy @ 6/30/01                                97.8%                  99.7%             87.3%            -          97.7%
Occupancy @ 6/30/02                                94.9%                  94.0%            100.0%            -          95.0%
Percent change from 2nd quarter 2002
  over 2nd quarter 2001
    Revenue (1)                                     2.1%                  -2.9%              8.6%       -16.1%           1.2%
    Expense                                         2.7%                 -10.2%             -7.3%        31.8%           3.0%
    Net Operating Income (1)                        1.8%                  -0.9%             13.7%       -24.1%           0.4%

    Revenue - cash basis (1)                        2.6%                  -4.3%              3.8%       -16.1%           1.6%
    Net Operating Income - cash basis (1)           2.6%                  -2.6%              7.3%       -24.1%           1.0%

           SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

                                                                OFFICE     OFFICE/TECHNICAL    INDUSTRIAL           TOTAL
                                                            ----------     ----------------    ----------      ----------
Vacant space available @04/01/02 (sf)                        1,282,423               45,268        60,000       1,387,691
Square footage of leases expiring or
  terminated 04/01/02-06/30/02                                 628,137               50,729       161,000         839,866
                                                            ----------     ----------------    ----------      ----------
Total space for lease (sf)                                   1,910,560               95,997       221,000       2,227,557
                                                            ==========     ================    ==========      ==========
New tenants (sf)                                               530,220                5,000        60,000         595,220
Renewals (sf)                                                  123,286                1,214       161,000         285,500
                                                            ----------     ----------------    ----------      ----------
Total space leased (sf)                                        653,506                6,214       221,000         880,720
                                                            ==========     ================    ==========      ==========
Space available @ 6/30/02 (sf)                               1,257,054               89,783             -       1,346,837
                                                            ==========     ================    ==========      ==========
Net (increase)/decrease in available space (sf)                 25,369              (44,515)       60,000          40,854
Average lease term (months)                                        106                   33            37              88
2nd generation TI/Comm PSF                                  $    26.13     $           1.68    $     0.68      $    19.40
Increase in 2nd generation net rents (2)                          20.4%                 5.4%          6.7%           19.9%

(1) Does not include termination and early surrender income.
(2) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                              PROPERTY PERFORMANCE

             ALL IN-SERVICE PROPERTIES - QUARTER ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

                                                        OFFICE        OFFICE/TECHNICAL     INDUSTRIAL        TOTAL
                                                      ----------      ----------------     ----------      ---------
Vacant space available @ 04/01/02 (sf)                 1,375,299                45,268         60,000      1,480,567
New development sf completed                             953,273                     -              -        953,273
Square footage of leases expiring or
  terminated 04/01/02-06/30/02                           628,137                50,729        161,000        839,866
                                                      ----------      ----------------     ----------      ---------
Total space for lease (sf)                             2,956,709                95,997        221,000      3,273,706
                                                      ==========      ================     ==========      =========
New tenants (sf)                                       1,445,098                 5,000         60,000      1,510,098
Renewals (sf)                                            123,286                 1,214        161,000        285,500
                                                      ----------      ----------------     ----------      ---------
Total space leased (sf)                                1,568,384                 6,214        221,000      1,795,598 (2)
                                                      ==========      ================     ==========      =========
Space available @ 06/30/02 (sf)                        1,388,325                89,783              -      1,478,108
                                                      ==========      ================     ==========      =========
Net (increase)/decrease in available space (sf)          (13,026)              (44,515)        60,000          2,459
Average lease term (months)                                  106                    33             37             97
2nd generation TI/Comm PSF                            $    26.18      $           1.68     $     0.68      $   19.50
Increase in 2nd generation net rents (1)                    21.0%                  5.4%           6.7%          20.4%

(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).
(2) Details of 1st and 2nd Generation Space:

                                                                                  Total
                                      1st Generation        2nd Generation        Leased
                                      --------------        --------------      ---------
                  Boston                     897,294                93,908        991,202
                  Washington                  32,340               177,308        209,648
                  New York                         -               275,149        275,149
                  San Francisco                    -               114,066        114,066
                  Princeton                        -               205,533        205,533
                                      --------------        --------------      ---------
                                             929,634               865,964      1,795,598
                                      ==============        ==============      =========

                             BOSTON PROPERTIES, INC.
                              SECOND QUARTER 2002

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
================================================================================

                        HISTORICAL CAPITAL EXPENDITURES
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                                                        Q2 2002        Q1 2002          2001           2000
                                                                      -----------    -----------    -----------    -----------
Recurring capital expenditures                                        $     3,553    $     2,946    $    11,770    $    11,201

Planned non-recurring capital expenditures associated with
 acquisition properties (1)                                                 9,777          8,955         45,052         25,782

Hotel improvements, equipment upgrades and replacements                       852          1,784          9,230          5,697

                                                                      -----------    -----------    -----------    -----------
                                                                      $    14,182    $    13,685    $    66,052    $    42,680
                                                                      ===========    ===========    ===========    ===========

         2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS (2)
--------------------------------------------------------------------------------
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                        Q2 2002        Q1 2002         2001           2000
                                                                      -----------    -----------    -----------    -----------
Office
       Square feet                                                        638,750        483,934      2,394,291      2,913,599
                                                                      -----------    -----------    -----------    -----------
       Tenant improvement and lease commissions p.s.f.                $     26.18    $     20.95    $     17.47    $     13.82
                                                                      -----------    -----------    -----------    -----------
Office/Technical
       Square feet                                                          6,214          1,047        348,178        694,536
                                                                      -----------    -----------    -----------    -----------
       Tenant improvement and lease commissions p.s.f.                $      1.68    $      1.02    $      3.13    $      2.95
                                                                      -----------    -----------    -----------    -----------
Industrial
       Square feet                                                        221,000              -              -        209,125
                                                                      -----------    -----------    -----------    -----------
       Tenant improvement and lease commissions p.s.f.                $      0.68    $         -    $         -    $      1.38
                                                                      -----------    -----------    -----------    -----------

       Average tenant improvement and lease commission p.s.f.         $     19.50    $     20.91    $     15.65    $     11.16
                                                                      ===========    ============   ============   ===========

(1) Includes budgeted costs associated with the 18.4 million square feet of previously disclosed acquisitions.
(2) Based on leases executed during the period.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

              VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
================================================================================
                               AS OF JUNE 30, 2002

                                  ACQUISITIONS
--------------------------------------------------------------------------------

                                                                                            ANTICIPATED
                                                                                INITIAL        FUTURE       TOTAL         CURRENT
PROPERTY                                        DATE ACQUIRED   SQUARE FEET    INVESTMENT    INVESTMENT   INVESTMENT     OCCUPANCY
--------                                        -------------   -----------   ------------   ----------   -----------   -----------
N/A

                                                                -----------   ------------   ----------   -----------   -----------
  TOTAL VALUE CREATION PIPELINE -                                         -   $          -   $        -   $         -             -
                                                                ===========   ============   ==========   ===========   ===========
    ACQUISITIONS

                                  DISPOSITIONS
--------------------------------------------------------------------------------

                                                                                                   NET
PROPERTY                                      DATE DISPOSED    SQUARE FEET     NET PROCEEDS     BOOK VALUE        GAIN
--------                                      -------------   -------------   --------------   ------------   ------------
Fullerton Square                                     Mar-02         179,453   $   22,193,973   $ 15,048,473   $  7,145,500
7600 Boston Boulevard                                Mar-02          69,832        8,517,245      2,920,113      5,597,132 (1)
7700 Boston Boulevard                                Mar-02          82,224       16,428,227     10,415,656      6,012,571 (1)
7702 Boston Boulevard                                Mar-02          43,171        8,916,000      7,000,000      1,916,000 (1),(2)

                                                              -------------   --------------   ------------   ------------
    TOTAL DISPOSITIONS                                              374,680   $   56,055,445   $ 35,384,242   $ 20,671,203
                                                              =============   ==============   ============   ============

(1) The gain has been deferred for accounting purposes.
(2) Property is currently under development and will be transferred to the buyer subsequent to completion of development. The gain of $1.9 million is an estimate based on the sales price of $8.9 million (of which $2.0 million has been received as of June 30, 2002) and an estimated total project cost of $7.0 million (of which $4.8 million has been incurred as of June 30, 2002).

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
================================================================================
                              AS OF JUNE 30, 2002

                                                                                                              # OF
DEVELOPMENT PROPERTIES                      INITIAL OCCUPANCY   STABILIZATION DATE         LOCATION         BUILDINGS   SQUARE FEET
----------------------                      -----------------   ------------------   --------------------   ---------   -----------
   Two Discovery Square (50% ownership)         Q2 2002              Q1 2003         Reston, VA                 1           184,487
   Broad Run Business Park- Building E          Q2 2002              Q2 2003         Dulles, VA                 1           127,226
   Shaws Supermarket                            Q2 2003              Q2 2003         Boston, MA                 1            57,235
   Waltham Weston Corporate Center              Q1 2002              Q4 2003         Waltham, MA                1           304,050
   New Dominion Tech, Building Two              Q2 2004              Q2 2004         Herndon, VA                1           257,400
   Two Freedom Square (50% ownership)           Q3 2002              Q3 2004         Reston, VA                 1           405,252
   611 Gateway Boulevard                        Q4 2003              Q4 2004         S. San Francisco, CA       1           249,732
   Times Square Tower                           Q1 2004              Q4 2004         New York, NY               1         1,218,511
   901 New York Avenue (25% ownership)          Q3 2004              Q4 2004         Washington, D.C.           1           538,464

                                                                                                            ---------   -----------
TOTAL DEVELOPMENT PROPERTIES                                                                                    9         3,342,357
                                                                                                            =========   ===========

                                                                     ANTICIPATED               TOTAL                  AMOUNT
DEVELOPMENT PROPERTIES                             INVESTMENT           TOTAL               CONSTRUCTION             DRAWN AT
----------------------                              TO DATE         INVESTMENT (1)              LOAN              JUNE 30, 2002
                                                 --------------    ----------------        --------------        --------------
   Two Discovery Square (50% ownership)          $   16,088,984    $     22,663,000 (2)    $   20,625,000            12,099,193
   Broad Run Business Park- Building E               14,513,378          19,946,000                     -                     -
   Shaws Supermarket                                 13,151,511          24,034,000            24,000,000            12,079,800
   Waltham Weston Corporate Center                   63,252,108          95,446,000            70,000,000            53,601,229
   New Dominion Tech, Building Two                    5,114,799          67,589,000                     -                     -
   Two Freedom Square (50% ownership)                35,542,869          49,336,000 (2)        45,000,000  (2)       27,532,415
   611 Gateway Boulevard                             53,921,529          81,221,000                     -                     -
   Times Square Tower                               285,035,722         653,500,000           493,500,000           170,751,357
   901 New York Avenue (25% ownership)               12,406,584          44,777,250                     -                     -

                                                 --------------    ----------------        --------------        --------------
TOTAL DEVELOPMENT PROPERTIES                     $  499,027,484    $  1,058,512,250        $  653,125,000        $  276,063,994
                                                 ==============    ================        ==============        ==============

                                                                                                                CURRENT
                                                                                           FUTURE EQUITY       PERCENTAGE
                                                                                            REQUIREMENT          LEASED
                                                                                           --------------    --------------
   Two Discovery Square (50% ownership)                                                    $            -                78%
   Broad Run Business Park- Building E                                                          5,432,622                55%
   Shaws Supermarket                                                                                    -               100%
   Waltham Weston Corporate Center                                                             15,795,121                19%
   New Dominion Tech, Building Two                                                             62,474,201               100%
   Two Freedom Square (50% ownership)                                                                   -                58%
   611 Gateway Boulevard                                                                       27,299,471                 0%
   Times Square Tower                                                                          45,715,635                 0%
   901 New York Avenue (25% ownership)                                                         32,370,666                47%

                                                                                           --------------    --------------
TOTAL DEVELOPMENT PROPERTIES                                                               $  189,087,716                32%
                                                                                           ==============    ==============

================================================================================

                                                    PLACED        STABILIZATION                       # OF
                                               IN SERVICE DATE        DATE          LOCATION        BUILDINGS      SQUARE FEET
                                               ---------------    -------------  ---------------   ------------   -------------
CLASS A OFFICE BUILDING

   One Discovery Square (50% ownership)            Q1 2002           Q1 2002     Reston, VA             1               181,019
   ITT Educational Services                        Q1 2002           Q1 2002     Springfield, VA        1                32,000
   5 Times Square                                  Q1 2002           Q1 2002     New York, NY           1             1,099,754
   111 Huntington Avenue - Prudential Center       Q3 2001           Q2 2002     Boston, MA             1               859,484
   111 Huntington Avenue - retail                  Q3 2001           Q1 2003     Boston, MA             -                93,852

                                                                                                   ------------   -------------
TOTAL DEVELOPMENTS PLACED IN SERVICE                                                                    4             2,266,109
                                                                                                   ============   =============

                                                              INVESTMENT           TOTAL       CONSTRUCTION        DRAWN AT
                                                               TO DATE           INVESTMENT       LOAN           JUNE 30, 2002
                                                            ---------------   --------------  ---------------   ---------------
CLASS A OFFICE BUILDING

   One Discovery Square (50% ownership)                     $    18,000,000   $   18,541,000  $    16,875,000   $    16,002,798
   ITT Educational Services                                       5,252,852        5,740,000                -                 -
   5 Times Square                                               460,569,466      536,115,000      420,000,000       351,008,652
   111 Huntington Avenue - Prudential Center                    299,528,403      290,000,000      203,000,000       196,245,002
   111 Huntington Avenue - retail                                         -              n/a                -                 -
                                                            ---------------   --------------  ---------------   ---------------
TOTAL DEVELOPMENTS PLACED IN SERVICE                        $   783,350,721   $  850,396,000  $   639,875,000   $   563,256,452
                                                            ===============   ==============  ===============   ===============

                                                                                                FUTURE EQUITY     PERCENTAGE
                                                                                                 REQUIREMENT        LEASED
                                                                                                -------------   ---------------
CLASS A OFFICE BUILDING

   One Discovery Square (50% ownership)                                                         $           -               100%
   ITT Educational Services                                                                           487,148               100%
   5 Times Square                                                                                           -               100%
   111 Huntington Avenue - Prudential Center                                                                -                98%
   111 Huntington Avenue - retail                                                                                           100%
                                                                                                -------------   ---------------
TOTAL DEVELOPMENTS PLACED IN SERVICE                                                            $     487,148                99%
                                                                                                =============   ===============

(1) Includes net revenues during lease-up period and cash component of hedge contracts.
(2) Represents 50% of the total anticipated project-level investment and construction loan.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 2002

                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
================================================================================
                               AS OF JUNE 30, 2002

                                                 NO. OF                      DEVELOPABLE
LOCATION                                        PARCELS        ACREAGE       SQUARE FEET
--------                                       ---------    ------------   ---------------
Rockville, MD                                          4            92.3           986,000
Dulles, VA                                             2            76.6           937,000
Gaithersburg, MD                                       4            27.0           850,000
San Jose, CA                                           5             3.7           841,000
Reston, VA                                             3            26.7           861,000
Boston, MA                                             2             0.5           776,000
Marlborough, MA                                        1            50.0           400,000
Weston, MA                                             1            74.0           350,000
Herndon, VA (1)                                        1             8.9           126,000
Waltham, MA                                            1             4.3           202,000
S. San Francisco, CA (2)                               1             3.0           121,000
Andover, MA                                            1            10.0           110,000
                                               ---------    ------------   ---------------
                                                      26           377.0         6,560,000
                                               =========    ============   ===============

                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
================================================================================
                               AS OF JUNE 30, 2002

                                                 NO. OF                      DEVELOPABLE
LOCATION                                        PARCELS        ACREAGE       SQUARE FEET
--------                                       ---------    ------------   ---------------
Princeton, NJ (3)                                     14           149.9         1,900,000
Framingham, MA (4)                                     1            21.5           300,000
Cambridge, MA (5)                                      1             2.6           165,000
                                               ---------    ------------   ---------------
                                                      16           174.0         2,365,000
                                               =========    ============   ===============

(1) Sold for $5.2 million in July 2002.
(2) Sold for $8.0 million in July 2002.
(3) $20.00/FAR plus an earnout calculation.
(4) Subject to ground lease.
(5) Prior to January 23, 2003 the cost will be $27.72/ SF of land area. Land area is approximately 108,000 SF.